                                   PROSPECTUS
                           STATE BOND TAX EXEMPT FUND
                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                              Phone (507) 354-2144
                                                                November 1, 1995

The State Bond Tax Exempt Fund (the "Fund") is a mutual fund which seeks to maximize current income exempt from federal income taxes to the extent consistent with preservation of capital, with consideration given to the opportunity for capital gain. The Fund is the only investment portfolio of State Bond Municipal Funds, Inc.

This Prospectus concisely sets forth information about the Fund which investors should know before investing. Please read it carefully before you invest and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at 800-328-4735, 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                               -----------------
                                                                     Page
                                                                     ----
SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE.................   2
FINANCIAL HIGHLIGHTS................................................   2
WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?.....   3
HOW IS THE FUND MANAGED?............................................   6
WHAT ARE THE FUND'S BROKERAGE COMMISSIONS?..........................   7
HOW CAN YOU INVEST IN THE FUND?.....................................   7
HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?..........   8
HOW ARE THE FUND'S SALES CHARGES DETERMINED?........................   8
HOW CAN YOU "SELL" YOUR SHARES?.....................................   9
HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?........................  11
HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?..................  11
WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?..  12
WHAT IS THE FUND'S PLAN OF DISTRIBUTION?............................  13
WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?.........  13
WHAT SERVICES DOES THE FUND OFFER?..................................  13
GENERAL INFORMATION ABOUT STATE BOND TAX EXEMPT FUND................  14
INVESTMENT PERFORMANCE..............................................  14
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.........................  15

              SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of
 offering price)..................................................... 4.50%

                         ANNUAL FUND OPERATING EXPENSES
                 (As a percentage of average daily net assets)
Management Fee.......................................................  .50%
12b-1 Fee............................................................  .25%
Other Expenses.......................................................  .18%
                                                                       ----
Total Fund Operating Expenses........................................  .93%
                                                                       ====

A $10.00 fee will be charged for certain redemptions by wire transfer. See "How Can You 'Sell' Your Shares?"

EXAMPLE:
You would pay the following aggregate expenses on a $1,000 investment, assuming:
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year        3 Years       5 Years       10 Years
-------       -------       -------       --------
  $54           $73           $94           $154

Note: This Example is not a representation of past or future expenses and actual expenses may be more or less than those shown above.

The Fund's shares have an asset-based sales fee which may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted by NASD regulations.

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The expense information in the above table is based upon expenses incurred by the Fund during its fiscal year ended June 30, 1995. For more information concerning fees and expenses, see "What Is The Fund's Plan Of Distribution?" and "How Is The Fund Managed?" See "How Does The Fund's Exchange Privilege Work?" for information on additional sales charges that may be payable upon exchange into a mutual fund in the State Bond Group which has a higher sales charge.

                             FINANCIAL HIGHLIGHTS

The information presented below for the fiscal year ended June 30, 1995 has been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the Statement of Additional Information. The information presented below for each fiscal year in the four-year period ended June 30, 1994 has been audited by Deloitte & Touche LLP, the previous auditors for the Fund. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                PER SHARE INVESTMENT INCOME AND CAPITAL CHANGES
                 (For a share outstanding throughout the year)

                                                                           YEAR ENDED JUNE 30

                                     1995*     1994      1993      1992      1991      1990      1989      1988      1987     1986
Net asset value, beginning of year $ 10.58   $ 11.09   $ 10.86   $ 10.52   $ 10.39   $ 10.56   $ 10.06   $ 10.13   $ 10.25  $  9.75
Income from investment operations:
  Net investment income                .58       .59       .63       .68       .71       .72       .74       .74       .74      .80
  Net realized and unrealized gain
   (loss) on investments               .19      (.41)      .34       .36       .13      (.12)      .54      (.02)     (.07)     .50
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
  Total from investment operations     .77       .18       .97      1.04       .84       .60      1.28       .72       .67     1.30
Less distributions:
  From net investment income
                                      (.58)     (.59)     (.63)     (.68)     (.71)     (.72)     (.74)     (.74)     (.74)    (.80)
  Scores from net realized gain        -        (.10)     (.11)      .02       -        (.05)     (.04)     (.05)     (.05)     -
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
  Total distributions                 (.58)     (.69)     (.74)     (.70)     (.71)     (.77)     (.78)     (.79)     (.79)    (.80)
                                   -------   -------   -------   -------   -------   -------   -------   -------   -------  -------
Net asset value, end of year       $ 10.77   $ 10.58   $ 11.09   $ 10.86   $ 10.52   $ 10.39   $ 10.56   $ 10.06   $ 10.13  $ 10.25
                                   =======   =======   =======   =======   =======   =======   =======   =======   =======  =======
Total Return**                        7.53%     1.55%     9.30%    10.18%     8.39%     5.96%    13.24%     7.49%     6.62%   13.87%
Ratios and Supplemental Data:
  Net assets, end of year
  (in thousands)                   $81,642   $81,149   $80,055   $70,565   $60,841   $54,093   $48,307   $40,233   $33,977  $18,922
  Ratio of expenses to average
    net assets***                      .93%      .94%      .93%      .87%      .73%      .75%      .77%      .85%      .96%    1.00%
  Ratio of net investment income
    to average net assets             5.52%     5.37%     5.75%     6.33%     6.81%     6.95%     7.24%     7.40%     7.12%    7.93%
  Portfolio turnover rate               15%       17%       21%       16%        8%        5%       12%        8%        1%       6%

-------------------------
  *ARM Capital Advisors, Inc. began managing the investment operations of the
   Fund on June 14, 1995.
 **Total return does not consider the effects of the one time sales charge. ***During fiscal 1986, the Fund's investment adviser voluntarily reimbursed the
   Fund on a monthly basis for expenses incurred by it in excess of 1% of average daily net assets. Without such voluntary reimbursement, the ratio of expenses to average net assets in fiscal 1986 would have been 1.20%.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

The Fund seeks to maximize current income exempt from federal income taxes to the extent consistent with preservation of capital, with consideration given to the opportunity for capital gain. In pursuing these goals, the Fund invests at least 80% of the value of its assets in securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income taxes ("Tax Exempt Securities"). Generally, the values of the securities in which the Fund will invest, and accordingly the value of the Fund's shares, will fall as interest rates rise and rise as interest rates fall. There is no assurance that the Fund's goals will be achieved.

The Tax Exempt Securities in which the Fund invests primarily consist of a diversified portfolio of bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or rated AAA, AA, A, or BBB by Standard & Poor's Ratings Group ("S&P"), notes rated MIG-1, MIG-2, MIG-3 or MIG-4 by Moody's or SP-1, SP-2 or SP-3 by S&P, and commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The risk of default, including of nonpayment of principal or interest, on bonds and notes rated in the lowest of these grades (Baa or MIG-4 by Moody's or BBB or SP-3 by S&P) is higher than the risk on such securities rated in the higher grades. Such securities are more speculative and more sensitive to economic changes than higher rated bonds and notes. Although it does not presently do so, and does not intend to do so in the foreseeable future, the Fund may invest in bonds rated below A, or below MIG-3 and SP-2 in the case of notes, including bonds and notes rated below investment grade. The Fund may invest in Tax Exempt Securities which are not rated if, in the judgment of ARM Capital Advisors, Inc. (the "Manager"), such securities are of comparable quality to rated securities in which the Fund may invest.

As a matter of fundamental policy, at least 80% of the value of the Fund's net assets will be invested in Tax Exempt Securities. Up to 20% of the net assets of the Fund may generate interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

In addition, while the Fund attempts, under normal market conditions, to invest 100% of the value of its assets in Tax Exempt Securities, the Fund temporarily may invest up to 20% of the value of its assets in taxable obligations (i) when the Manager believes abnormal market conditions dictate a temporary defensive posture in taxable obligations; (ii) pending investment of proceeds of sales of shares or reinvestment of proceeds of sales of portfolio securities; or (iii) to meet redemptions of shares by shareholders. The taxable obligations in which the Fund may invest are obligations of the U. S. government, its agencies or instrumentalities; other debt securities rated within the two highest grades by either Moody's or S&P (or if unrated, of comparable quality in the opinion of the Manager); commercial paper rated in the two highest grades by either of such rating services (or of comparable quality); certificates of deposit, letters of credit and bankers' acceptances of domestic banks and savings institutions having total assets over one billion dollars or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the foregoing investments or Tax Exempt Securities which qualify for investment by the Fund. The Fund may also hold its assets in cash.

Tax Exempt Securities. The Tax Exempt Securities in which the Fund invests consist of bonds, notes, and commercial paper issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

Bonds are debt obligations issued to obtain funds for various public purposes, such as the construction or improvement of public facilities including airports, highways, hospitals, housing, nursing homes, parks, public buildings, recreational facilities, school facilities, and sewer and water works. Other public purposes for which bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aid, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer, except the payment of current expenses. Notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. Notes are frequently issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings. Short-term, unsecured commercial paper is often used to finance seasonal working capital needs or to provide interim construction financing.

In addition, certain types of securities (generally referred to as "private activity bonds") may be issued by or on behalf of public authorities to finance privately operated pollution control facilities, certain local water supply, gas, electricity or waste disposal facilities, and the construction or improvement of certain other privately operated facilities.

Tax Exempt Securities may also be classified into two types of obligations: general obligation and limited obligation (or revenue) securities. General obligation securities involve the pledge of the full faith and credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, such
as the user of the facility.   Private activity bonds are in most cases limited
obligation bonds payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is therefore usually directly related to the credit standing of the user of the facility (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

Like all debt obligations, Tax Exempt Securities are subject to credit risk and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest. Market risk relates to the changes in market values that occur as a result of variations in the level of prevailing interest rates, yield relationships and other factors in the Tax Exempt Securities market. Generally, higher quality Tax Exempt Securities will provide a lower yield than lower quality Tax Exempt Securities of similar maturity and are subject to lesser credit risk than lower quality Tax Exempt Securities. Furthermore, for any given change in the level of interest rates, prices tend to fluctuate less for higher quality issues than for lower quality issues, and more for longer maturity issues than for shorter maturity issues.

Floating Rate, Variable Rate, and Inverse Floating Rate Securities. The Fund may purchase floating and variable rate Tax Exempt Securities, which are Tax Exempt Securities having a coupon (stated interest rate paid by the issuer) that is adjusted or reset from time to time. Certain of these securities ("floating or variable rate demand notes") have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating or variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the notes plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based on a known lending rate, generally the rate on 90-day U.S. Treasury bills. Frequently, floating or variable rate demand notes are secured by letters of credit or other credit support arrangements provided by banks. The Fund will invest in floating or variable rate demand notes so long as the letters of credit or other credit support arrangements do not adversely affect the tax exempt status of these obligations. The Manager will rely upon the opinion of the issuer's bond counsel to determine whether such obligations are exempt from federal income taxes.

The Fund also may invest in inverse or reverse floating rate Tax Exempt Securities. Inverse or reverse floating rate Tax Exempt Securities are securities with a coupon that moves in the reverse direction to an applicable index, such as the London Interbank Offered Rate ("LIBOR"). Accordingly, the coupon thereon will increase as interest rates decrease. Inverse or reverse floating rate securities are typically more volatile than fixed rate or other types of floating rate securities. Investments in inverse or reverse floating rate securities may be made by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such securities in the event of an increase in interest rates since the coupon thereon will decrease as interest rates increase and the value of the securities may decrease more than would other debt securities, including in some instances to zero.

The Manager will monitor the creditworthiness of the issuers of floating rate, variable rate, and inverse or reverse floating rate Tax Exempt Securities. Such obligations are not as liquid as many other types of Tax Exempt Securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers and financial institutions. A repurchase agreement is an agreement under which the Fund acquires an instrument subject to resale to the seller at an agreed price and date. The resale price reflects an agreed-upon return for the period the instrument is held by the Fund and is unrelated to the coupon provided by the instrument. Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other securities deemed to be illiquid. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security.

When-Issued Securities. The Fund may enter into commitments to purchase new issues of Tax Exempt Securities on a when-issued basis. Delivery and payment for these securities normally take place 15 to 45 days after the date of commitment. There is a risk that due to changes in interest rates between the commitment date and settlement date the market value of the security on the settlement date may be less than its purchase price. With regard to each commitment agreement for when-issued securities, the Fund will maintain in a segregated account with its custodian commencing on the commitment date, cash or Tax Exempt Securities equal in value to the purchase price due on the settlement date under such agreement.

The Fund will only make commitments to purchase when-issued Tax Exempt Securities with the intention of actually acquiring the securities, but if deemed advisable the Fund may sell these securities before the settlement date or may meet its payment obligations from proceeds of the sale of the when-issued securities themselves (which may then have a market value greater or less than the Fund's payment obligation).

Investment Restrictions. In addition to the policies and limitations set forth above, the Fund is subject to certain other investment policies and limitations set forth more fully in the Statement of Additional Information. As a matter of fundamental policy, the Fund may not (1) borrow money, except for temporary purposes in an amount not in excess of 10% of the value of the total assets of the Fund; provided that borrowings in excess of 5% of such value are permitted from banks only; (2) mortgage or pledge assets, except that up to 10% of the value of the Fund's total assets can be used to secure borrowings; or (3) purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. government or its agencies or instrumentalities.

Except as specifically noted above, the investment policies described above are not fundamental and the Board of Directors of the Fund may change them without the vote of majority of the Fund's outstanding voting securities. The Board may not change the Fund's investment objective, nor any other fundamental policy, without such a vote. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                            HOW IS THE FUND MANAGED?

The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to an Investment Advisory and Management Agreement approved by the Board and the shareholders of the Fund, ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166.

The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4 billion.

The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager has managed the Fund since June 14, 1995 and since that date has also managed the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Income Fund, and State Bond U.S. Government and Agency Securities Fund.

Keith O. Martens, Senior Vice President and Senior Portfolio Manager of the Manager and Vice President of the Fund, is responsible for selection of investments and management of the Fund. Mr. Martens has managed the Fund since the Fund's inception in April of 1982. Mr. Martens is also the principal manager of the State Bond Common Stock Fund, State Bond Diversified Fund, State Bond U.S. Government and Agency Securities Fund, State Bond Cash Management Fund and State Bond Minnesota Tax-Free Income Fund.

The Fund pays the Manager a management fee, calculated daily and payable monthly, equal to an annual fee of .5 of 1% of the average daily net assets of the Fund. The Fund pays all its expenses other than those assumed by the Manager. Total expenses of the Fund for its fiscal year ended June 30, 1995, amounted to .93% of average daily net assets.

                   WHAT ARE THE FUND'S BROKERAGE COMMISSIONS?

The Manager places orders for the Fund's portfolio securities transactions. As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares. The Fund will not deal with affiliates of the Manager and Distributor in any transaction in which such affiliate acts as principal.

While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit not capable of evaluation in dollar amounts.

The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the Manager's other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

                        HOW CAN YOU INVEST IN THE FUND?

SBM Financial Services, Inc. (the "Distributor"), a subsidiary of ARM, acts as distributor and transfer agent of the Fund's shares. Its address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

Shares of the Fund are offered for sale through the Distributor and through certain broker-dealers under contract with the Distributor. After you become a shareholder, you may buy additional shares by sending a check drawn to State Bond Tax Exempt Fund directly to the Fund's Shareholder Servicing Agent, SBM Financial Services, Inc. at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Orders for the purchase of shares will be executed at the offering price based upon the net asset value next determined after receipt and acceptance of the order by the Distributor or the Shareholder Servicing Agent. Orders for shares placed through broker-dealers will be executed at the offering price next determined after the receipt of the order by the broker-dealer, provided that the broker-dealer promptly transmits the order to the Distributor the same day. The broker-dealer is responsible for transmitting the purchase order to the Distributor. Shares will begin to earn dividends on the day when payment for such shares is received by the Fund or the Distributor. The Fund reserves the right to reject any order for the purchase of its shares. The minimum initial investment is $500 and subsequent investments must be in the amount of at least $50. The Fund reserves the right to change these minimum investments. The Fund will not be responsible for the consequences of delays in the banking or Federal Reserve wire systems.

           HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?

The price you pay for shares of the Fund is the offering price, that is, the next determined net asset value of the shares plus the applicable sales charge.

Net asset value per share is determined as of the time of close of the New York Stock Exchange (generally 3:00 p.m. Central Time) on each day that the New York Stock Exchange is open for business. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at quoted bid prices or the yield equivalents when quotations are readily available. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest which approximates market value.

                  HOW ARE THE FUND'S SALES CHARGES DETERMINED?

Sales charges are determined in accordance with the following schedule:


                                                                                  Regular Dealer
                                                             % of Net Amount     Discount as % of
                                       % of Offering Price       Invested         Offering Price
                                       --------------------  ----------------  --------------------
Less than $50,000                              4.50%               4.71%              4.00%
$50,000 but less than $100,000                 4.00%               4.17%              3.50%
$100,000 but less than $250,000                3.00%               3.09%              2.50%
$250,000 but less than $500,000                2.50%               2.56%              2.00%
$500,000 but less than $1,000,000              2.00%               2.04%              1.50%
$1,000,000 but less than $2,000,000            1.00%               1.01%              0.50%
$2,000,000 or more                             0.50%               0.50%              0.25%


The sales charge varies depending on the size of the purchase, the number of shares of the mutual funds in the State Bond Group you already own, whether you have entered into a Letter of Intent to purchase additional shares during a 13-month period, or any special purchase programs in effect. Complete details of how you may purchase shares at reduced sales charges under Volume Discounts, Right of Accumulation or Letters of Intent are contained in the Statement of Additional Information and are available from your investment agent or dealer, or the Distributor.

Shares may be sold at net asset value without a sales charge to present and retired directors, present and retired officers, and present and retired employees (and their spouses and minor children) of the Fund, the other investment companies in the State Bond Group, and ARM and its subsidiaries. Such sales also may be made to employee benefit plans for such persons. Also, shares may be sold at net asset value to sales representatives of the Distributor and registered representatives of broker-dealers who have signed dealer agreements with the Distributor for sale of the shares of the Fund (including employee benefit plans for such persons and their spouses and minor children). Shares may be sold to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate wherein such entity has discretionary investment authority at a maximum sales charge of 3% or such lesser sales charge as such account would otherwise qualify for under the Fund's sales charge schedule and the Volume Discount, Right of Accumulation, and Letter of Intent provisions. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

                        HOW CAN YOU "SELL" YOUR SHARES?

You may redeem your shares without charge at any time by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. You will receive the net asset value per share next determined after receipt of your request in proper form by the Shareholder Servicing Agent. The written redemption request should identify the account number and be signed by the shareholder(s) exactly as the shares are registered. For share redemptions valued at $20,000 or more, your signature or signatures must be guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor. Further documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. If stock certificates have been issued for the shares that you wish to redeem, you must surrender the certificates in proper form, endorsed for transfer or accompanied by an endorsed stock power. For your protection, any certificates should be sent by registered mail.

Shares may also be redeemed through authorized dealers and through representatives of the Distributor. Requests for redemption received by the Shareholder Servicing Agent from authorized dealers or representatives of the Distributor prior to the close of the New York Stock Exchange will be executed at the net asset value per share determined at the close of the New York Stock Exchange on that day. Dealers and representatives are responsible for promptly submitting such redemption requests to the Shareholder Servicing Agent in order to obtain that day's closing price. Requests for redemption received by the Shareholder Servicing Agent from dealers or representatives of the Distributor after the close of the New York Stock Exchange will be executed at the net asset value determined at the close of the New York Stock Exchange on the next trading day.

A check for the proceeds of the redemption of your shares ordinarily will be mailed to you within seven calendar days after a redemption request is received in proper form. However, where shares purchased by means of an uncertified check are redeemed before the fifteenth day after purchase, proceeds will not be mailed until the check clears, which may be up to fifteen days after purchase. Proceeds of a redemption may be more or less than the cost of the shares when purchased. You will not receive dividends on shares which are redeemed from your account for the day that the redemption is effected.

Because of the relatively high cost of handling small accounts, the Fund reserves the right to redeem, upon not less than 30 days' written notice, the shares in an account which have a value of less than $500. You will be allowed to make additional investments prior to the date fixed for such a redemption to avoid liquidation of your account. Shares will not be involuntarily redeemed if the value of the shares drops below $500 due to market value changes.

Quick Redemption by Wire Transfer.

If you have elected the Quick Redemption service, you may request that the proceeds of a redemption of shares having a value of $5,000 or more be wired to your account at a commercial bank in the United States which is a member of the Federal Reserve System. This service is available only if you have designated such a bank in your Investment Application and no certificates have been issued for the shares to be redeemed. Redemption proceeds of less than $5,000 will not be wired, but instead will be mailed to the shareholder's address of record. A request for Quick Redemption may be made to the Shareholder Servicing Agent by mail at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069 or by telephone at (800) 328-4735. Each request must include your name and account number. There is currently a $10.00 charge for each wire transfer, which is deducted from the redemption proceeds. The fee is waived for banks for their fiduciary accounts. The Fund reserves the right to modify the Quick Redemption service at any time.

Quick Redemption requests received before the close of the New York Stock Exchange on a business day of the Fund will be effected at the net asset value determined on that day. Quick Redemption requests received after the close of the New York Stock Exchange will be effected at the net asset value determined on the next business day of the Fund. Proceeds sent by wire will be transmitted on the next business day after the day that the redemption is effected. Proceeds sent by mail will be transmitted within seven days of receipt of your request.

If your bank is not a member of the Federal Reserve System, Quick Redemption proceeds may be wired to a member bank which has a correspondent relationship with your bank, provided you designate such a correspondent bank in the Investment Application and note that your bank should be immediately advised of the wire transfer. The failure of a correspondent bank to notify your bank of the wire transfer immediately could delay the crediting of redemption proceeds to your bank.

The Fund is not liable for any loss arising from telephone redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

If you are already a Fund shareholder you may elect the Quick Redemption service or change a designation of a bank account for the Quick Redemption service by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The designation must be signed by all of the registered owners of the Fund account, with signature(s) guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor.

Check Redemptions

You may elect to participate in the Fund's free Check Redemption service, which permits you to write checks payable to any person in amounts of $250 or more (but not more that $100,000), provided that you have an account balance of $5,000 or more. You may elect this service on the Investment Application or by later written request to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Shareholder Servicing Agent will supply you with blank checks which can be drawn on your account with the Fund. The checks will be paid from the redemption of shares in your account. When honoring a check presented for payment, the Shareholder Servicing Agent will cause the Fund to redeem exactly enough full and fractional shares in your account to cover the amount of the check. Shares for which certificates have been issued may not be redeemed by check. Check redemption is subject to bank rules and regulations governing checking accounts. Checks for less than $250 or more than $100,000 will be returned and a fee may be charged. If there are insufficient shares in your account to cover a check written under this service, the check will be returned marked "insufficient funds" and a return fee may be charged. Checks should not be used to close a Fund account because when the check is written you will not know the exact total value of the account on the day the check clears. Fund dividends and distributions continue to be earned until a check clears for payment. The Fund reserves the right to terminate or modify the Check Redemption service at any time upon written notice to the Fund's shareholders.

How Can You Reinstate Your Investment?

If you redeem shares and then decide you should not have redeemed them, or that you prefer to shift your investment to one of the other mutual funds in the State Bond Group, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, your investment in shares of the Fund, or, if you held the shares redeemed for seven calendar days or longer before redemption, invest in shares of any of the other mutual funds (except the Cash Management Fund) in the State Bond Group. To make such an investment free of sales charges in shares of the State Bond Funds which have a higher sales charge than the Fund, you also must have held the shares of the Fund for six months or longer before their redemption. Your investment will be reinstated or made at the net asset value per share next determined after your request is received. You may use this privilege to reinstate an investment in the Fund only once.

Exercise of the Reinstatement Privilege does not alter the Federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

                  HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?

If you have been a shareholder for seven calendar days or more, you may exchange any or all of your investment for shares of the other mutual funds in the State Bond Group. Any exchange for shares of other mutual funds in the State Bond Group will be at the next determined respective net asset values after receipt of the request for exchange. Exchanges generally will be made without any sales charges; except that if, within six months of your investment in the Fund, you exchange for shares of any fund in the State Bond Group which has a higher sales charge, you must pay the difference in the sales charge applicable to the purchase of shares of the Fund and the higher sales charge applicable to the purchase of shares of such other fund. Exchanges of Fund shares are sales, and may result in a gain or loss for Federal income tax purposes. Before making an exchange, you should obtain and read the prospectus for the fund you are considering. The Fund reserves the right to terminate or modify the terms of this exchange privilege upon 60 days' notice to shareholders. The exchange privilege is only available in states in which the shares of the fund to be acquired are available for purchase.

Exchange requests may be made in writing, signed by all registered owners, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Shares also may be exchanged by telephone by calling (800) 328-4735, provided you have on file an Agreement for Exchange of Shares by Telephone (included on the Investment Application or available from the Shareholder Servicing Agent). Shares held by trustees of retirement plans may not be exchanged by telephone. During times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In order to implement an exchange, you will need to provide the name in which your account is registered, your account number, such other personal identification information as the Fund may request, the dollar amount or share amount you wish to exchange, the name of the fund into which you wish to exchange and, if you already have an account with the fund into which you wish to exchange, the account registration and account number of such account.

The Fund is not liable for any loss arising from telephone exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

               HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?

The Fund declares daily dividends on all outstanding shares (dividends are declared for the day on which shares are purchased but are not declared for redeemed shares on the day of redemption). A shareholder who redeems all of his of her Fund shares receives with the redemption proceeds the amount of all dividends declared for the month to and including the date of redemption of shares. Dividends in respect of all other redemptions are paid on the regular dividend payment date. Distributions from taxable net realized investment gains, if any, will generally be declared at least once each year.

What Are Your Dividend And Gain Distribution Options?

You may elect to:

1. Receive both dividends and gain distributions in additional shares of the Fund.

2. Receive dividends in cash and gain distributions in additional shares of the Fund.

3.  Receive both dividends and gain distributions in cash.

If no election is made, dividends from investment income and gain distributions will be reinvested and credited to your account as additional shares. Dividends and gain distributions reinvestments are made at net asset value. To change your election at any time, write to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

       WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?

The Fund has fulfilled, and intends to continue to fulfill, the requirements of the Internal Revenue Code of 1986, as amended (the "Code") which will enable it to designate distributions from the interest income generated by its investments in Tax Exempt Securities, which income is exempt from federal income tax when received by the Fund, as "Exempt Interest Dividends." Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain temporary investments and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held your shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Market discount recognized on taxable investments and Tax Exempt Securities is taxable as ordinary income.

Up to 20% of the net assets of the Fund may be invested in securities which generate interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Moreover, all Exempt Interest Dividends received by corporate shareholders will be a component of "adjusted current earnings" for purposes of the corporate AMT. Individual and corporate taxpayers whose taxable income plus certain tax preference items less an exemption amount multiplied by the applicable alternative minimum tax rate exceeds regular individual or corporate income tax liability (with certain adjustments) are subject to AMT. Because AMT liability is dependent upon the regular tax liability and tax preference items of a specific taxpayer, investors should consult their tax advisers regarding the AMT consequences of an investment in the Fund.

In addition, shareholders who are or may become recipients of Social Security should be aware that Exempt-Interest Dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount, if any, of social security benefits required to be included in gross income for federal income tax purposes.

The exemption from federal income tax for distributions of interest income from Tax Exempt Securities which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard.

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any Exempt Interest Dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

In certain circumstances (such as the exercise of an exchange privilege), a load charge may not be taken into account in determining the gain or loss on the sale on redemption of shares in the Fund within 90 days of their acquisition. In such case, the load charge is treated as incurred with respect to the shares subsequently purchased.

Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

Entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

Statements as to the tax status of dividends and distributions, and as to the portion thereof attributable to each state of the United States, will be mailed annually to shareholders. Shareholders should consult their own tax advisers with respect to their own tax situations, including with respect to any state taxes applicable to an investment in the Fund.

                    WHAT IS THE FUND'S PLAN OF DISTRIBUTION?

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the terms of the Plan, the Fund pays the Distributor a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. The fee may be used by the Distributor to (i) provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in connection with the sale of Fund shares and to pay for other advertising and promotional expenses in connection with the sale of Fund shares ("distribution expenses"), and (ii) to provide compensation to entities ("Service Entities") in connection with the provision of certain personal and account maintenance services to Fund shareholders including, but not limited to, responding to shareholder inquiries and providing information on their investments ("shareholder servicing expenses").

In the future, Service Entities may include banks and other depository institutions which, under the Glass Steagall Act and other applicable laws and regulations, currently are prohibited from engaging in the business of underwriting, selling or distributing certain types of securities. Such institutions will only be allowed to provide administration, shareholder service, and distribution assistance if the scope of the assistance is such that, in the opinion of the Distributor, it does not fall within the aforementioned prohibition.


          WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?

Investors Fiduciary Trust Company serves as the Fund's fund accounting agent, and in that capacity, maintains certain books and records pursuant to an agreement with the Fund. Its address is 127 West 10th Street, Kansas City, Missouri 64105.

Investors Fiduciary Trust Company also serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

                       WHAT SERVICES DOES THE FUND OFFER?

Information about various shareholder services is included above under "How Can You "Sell" Your Shares?" In addition, the Fund also provides the following services:

What About Shareholder Information?

For general information about the Fund, call or write SBM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Its telephone number is (800) 328-4735. For information about your account, call or write the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

What Reports Will You Receive From the Fund?

As a shareholder, you will receive the Fund's annual and semi-annual reports. You also will receive quarterly account statements confirming dividends paid by the Fund, transactions in your account and the current balance of shares you own.

Are Certificates Issued For Shares?

All shares will be issued as book credits by the Shareholder Servicing Agent. Certificates will not be issued. Any existing certificates may be sent to the Shareholder Servicing Agent to be transferred in your account to book credits.

Other Services

Pre-Authorized Payments enable you to purchase Fund shares by authorizing your bank to make regular payments from your bank account in fixed amounts.

Payments at regular intervals can be made to you from your Fund account under the Automatic Cash Withdrawal Plan if you own or purchase shares held as book credits worth $5,000 or more.

Further information on these services and others is available by contacting the Distributor.

              GENERAL INFORMATION ABOUT STATE BOND TAX EXEMPT FUND

State Bond Tax Exempt Fund is an investment portfolio of State Bond Municipal Funds, Inc., a diversified open-end investment company, or mutual fund, incorporated in Maryland on April 23, 1982. The Fund has only one class of capital stock, common shares par value $.00001 per share. Each outstanding share has one vote and an equal right to dividends and distributions, if any. All shares have noncumulative voting rights for the election of directors. Each share is fully paid and nonassessable, and each is freely transferable.

                            INVESTMENT PERFORMANCE

Advertisements and other sales literature for the Fund may refer to "yield," "tax equivalent yield," "average annual total return," "cumulative total return" or data concerning the Fund's performance since its inception. When the Fund advertises yield, it also will advertise its average annual total return for the most recent one year, five year, and ten year periods.

When the advertised yield of the Fund is characterized as the "SEC 30-day yield," it will be based upon a 30-day period stated in the advertisement and calculated in accordance with a standardized method promulgated by regulations of the Securities and Exchange Commission. Such yield is calculated by dividing the net investment income per share (as defined in such regulations) earned during the period by the maximum offering price per share on the last day of the period. Maximum offering price includes the maximum sales charge and any other nonrecurring charges. The result is then annualized using a formula that provides for semi-annual compounding of income. The tax-equivalent yield is calculated based on the Fund's yield, except that the yield is increased by using a stated income tax to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's yield.

Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating the average annual total return and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested.

The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature, and advertisements. This may include comparisons of relative performance based upon data provided by services such as Lipper Analytical Services, Incorporated. The results may be calculated on a total return and/or yield basis for various periods, with or without sales charges. Results without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The Fund also may refer to publications which have mentioned the Fund, its Manager, or their personnel.

For additional information regarding the calculation of the Fund's yield, tax equivalent yield and total return, see "Calculation of Performance Data" in the Statement of Additional Information.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The total return for the Fund's fiscal year ended June 30, 1995 was 7.53%. This total return assumes the reinvestment of all distributions and does not include the effects of the one time sales charge. Taking into account the effects of the one time sales charge at its maximum rate, the Fund's total return for the fiscal year ended June 30, 1995 was 2.68%. The Fund's average annual total return for its most recent one, five, and ten-year periods is shown in the chart that follows.

The Fund's investment performance in its most recent fiscal year was primarily affected by the changes in interest rates and investment decisions related to these changes. During the fiscal year ended June 30, 1995, the Federal Reserve continued its efforts to curb future inflationary pressures by increasing short-term interest rates in August, November, and February by a total of 1.75%. With these increases, the 30 year Treasury Bond yield, which began the fiscal year at 7.60%, increased to over 8% in November, and held near that level through December. However, even though the Federal Reserve increased short-term interest rates by an additional 0.5% in February, the 30 year Treasury Bond yield began to decrease in January and continued its downward trend, closing the fiscal year near the 6.60% level as weaker economic data suggested a slowing economy.

Beginning in mid-November and continuing to mid-February the Fund, using cash balances and sales of some securities, took advantage of these higher rates and purchased quality issues with coupons rates of 6.70% to 7.25% having maturities between 16 and 28 years. This extension of duration aided the Fund's total return for this reporting period as these bonds appreciated in value as the interest rates declined, while also producing higher yields.

The Fund continued its practice of maintaining a conservative, high quality investment portfolio by limiting its investments to A-rated securities or better, and of selling any securities that received a downgrade to a rating below A quality. The Fund also continued its practice of not purchasing or holding securities that are subject to the Alternative Minimum Tax.

The chart on the following page compares the performance of a hypothetical $10,000 investment in the Fund over the last ten years to the performance of an investment in the Lehman Brothers Municipal Bond Index (the "Index"). The information in the chart assumes that the maximum current sales charge was paid upon acquisition of the Fund shares and reflects all expenses during the period covered. The information in the chart regarding the performance of the hypothetical investment in the Index assumes that no sales charge was paid upon an investment in the Index and that there were no expenses associated with an investment in the Index.

Fund's average annual total return for the period ending June 30, 1995:

One Year .....................................   2.68%
Five Years ...................................   6.36%
Life of Fund .................................   7.86%

                             [CHART APPEARS HERE]

                        Index Performance   Fund Performance
               1985                10,000             10,000
               1986                11,774             10,885
               1987                12,789             11,594
               1988                13,738             12,462
               1989                15,303             14,112
               1990                16,345             14,953
               1991                17,818             16,208
               1992                19,915             17,859
               1993                22,297             19,520
               1994                22,335             19,823
               1995                24,305             21,316

Past performance is not predictive of future performance.

All performance data and figures are based upon past performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The above performance data for the Fund assumes the applicability of the current maximum sales charge and does not include adjustments for expenses which have changed during the periods reflected. The performance of the Fund is affected by the imposition of the Rule 12b-1 plan, effective November 1, 1991, under which Fund assets are used to pay distribution and account servicing costs. See "What Is The Fund's Plan of Distribution?" above. In prior periods the Manager of the Fund paid a portion of the Fund's expenses. See "Financial Highlights" above.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR SBM FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN A STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                     THE STATE BOND GROUP OF MUTUAL FUNDS

                           GENERAL AUTHORIZATION FORM

TO OPEN A NEW ACCOUNT BY MAIL:

1. Complete the General Authorization Form. Be sure to indicate the Fund in which your Account should be opened. Also indicate the services you will want to use. Special attention should be given to Section 9 of the Form. BE SURE TO SIGN THE CERTIFICATION IN SECTION 9.

2. Send the completed Form and your check, payable to SBM Financial Services, Inc. to:

   SBM Financial Services, Inc. - 100 N. Minnesota St. - P.O. Box 69 - New Ulm, MN 56073-0069 - (800) 328-4735


PLEASE CHECK:
[_] STATE BOND COMMON STOCK FUND                            DATE _______________
[_] STATE BOND DIVERSIFIED FUND

     THIS FORM MAY NOT BE USED TO ESTABLISH OR REVISE AN ACCOUNT OR SERVICE IN STATE BOND CASH MANAGEMENT FUND, STATE BOND TAX EXEMPT FUND, STATE BOND
U.S. GOVERNMENT AND AGENCY SECURITIES FUND, OR STATE BOND MINNESOTA-TAX FREE INCOME FUND. FORMS FOR THOSE FUNDS ARE INCLUDED IN THEIR PROSPECTUSES, COPIES OF WHICH MAY BE OBTAINED FROM SBM FINANCIAL SERVICES, INC., 100 N. MINNESOTA ST., P.O. BOX 69, NEW ULM, MN 56073-0069.

--------------------------------------------------------------------------------
I wish to ESTABLISH [_] or REVISE [_] an Account (No. _______________) [_] check enclosed for $___________ in the mutual fund checked above in accordance with these instructions, the terms and conditions of this Form and the current prospectus of the Fund, a copy of which I have received.

------------------------------------------------------------------------------------------------------------------------------------
1   REGISTRATION:                                                                                                    AGE
                         -----------------------------------------------------------------------------------------------------------
    PLEASE PRINT NAME(S)                                                                                             AGE
    IN WHICH SHARES ARE  -----------------------------------------------------------------------------------------------------------
    TO BE REGISTERED     STREET OR P.O. BOX
    WITH TRUST NAME      -----------------------------------------------------------------------------------------------------------
    IF APPLICABLE.        CITY                                   State            ZIP CODE
                         -----------------------------------------------------------------------------------------------------------
    MAILING ADDRESS:     HOME PHONE                           BUSINESS PHONE
                         -----------------------------------------------------------------------------------------------------------
                         BIRTHDATE
------------------------------------------------------------------------------------------------------------------------------------
                                                         Objective                              Suitability Information
2   LEGAL FORM OF OWNERSHIP (CHECK ONE)
    1.  [_] Individual ownership                         ____________ Conversation of Capital       Approx. income $______________
    2.  [_] Joint tenants with right of survivorship
    3.  [_] Tenants in common                            ____________ Income                        Approx. Net Worth (exclusive
    4.  [_] Corporate ownership                                                                     of property, home furnishings
    5.  [_] Partnership ownership                        ____________ Long term growth              and automobiles) $_____________
    6.  [_] Uniform Gifts/Transfers to Minors
            Act of State of _____________________        ____________ Speculative capital gains
    7.  [_] IRA/*/                                                                                  Approx. Tax Bracket ___________%
    8.  [_] Tax-Qualified Retirement Plan/*/             ____________ Deferral of taxes
    9.  [_] Trust (date trust
            established _____________________)           ____________ Tax Exempt Income

/*/ Additional documentation                             Employer _________________________________________________________________
    may be required.
                                                         Business Address _________________________________________________________

                                                         Occupation _______________________________________________________________

                                                         Is client of legal age? ___ Yes  ___ No

                                                         Is client employed by or registered with another securities firm?
                                                         ___ No  ___ Yes, with ____________________________________________________

                                                         __________________________________________________________________________
                                                         Prior investment experience ________________ years
                                                         Note: if client refuses to provide information have client initial here___
-----------------------------------------------------------------------------------------------------------------------------------
3                         I elect to receive: [_] 1. Dividends in shares, gain distributions in shares.
     DIVIDENDS                                [_] 2. Dividends in cash, gain distributions in shares.
     AND GAIN                                 [_] 3. Dividends in cash, gain distributions in cash.
   DISTRIBUTIONS                              NOTE: IF NO ELECTION IS MADE, OPTION NO. 1 AUTOMATICALLY WILL BE PUT INTO EFFECT.
                          Dividends and gain distributions will be invested at net asset value.
-----------------------------------------------------------------------------------------------------------------------------------
4                         [_] Please arrange with my bank to draw pre-authorized payments and invest $___________________ in my
   PRE-AUTHORIZED         Account.
      PAYMENTS            [_] Monthly  [_] Twice a Month  [_] Every Other Month  [_] Quarterly
                          on the:   [_] 1st of Month   [_] 16th of Month
                          I have completed the attached "Bank Authorization to Honor Pre-Authorized Payments."
                                                            (Also complete Section 3 above)
----------------------------------------------------------------------------------------------------------------------------------
5                         [_] Please send a check for $_______________ beginning on the 15th day
    AUTOMATIC             of __________________ 19__, and thereafter on the 15th day of every:
      CASH                                      [_] Month          [__] 3rd Month          [_] 6th Month          [_] 12th Month
   WITHDRAWAL
                          Make payments to:  Name _________________________________________________________________________________

                                             Address ______________________________________________________________________________

                                             City _______________________  State ______________________  Zip ______________________
                          Shares having a current value at offering price of
                          $5,000 or more must be held in the Account at initiation
                          of Service, and all shares must be in "book credit" form.
-----------------------------------------------------------------------------------------------------------------------------------
6                         I intend to purchase, although I am not obligated to do so,
    LETTER                shares of the above-designated Fund, and one or more of the
   OF INTENT              other mutual funds in the State Bond Group which bear a
                          sales charge as written in below, within a 13-month period which, together with the present net total asset value of
                          shares now owned, by me, will aggregate at least:

                                      [_] $50,000   [_] $100,000    [_] $250,000
                                      [_] $500,000  [_] $1,000,000  [_] $2,000,000

                          I agree to the escrow provisions contained in this application.
                          [_] This Letter of Intent may be backdated up to 90 days to include shares previously purchased.
                          Backdate to___________________________
-----------------------------------------------------------------------------------------------------------------------------------
7
  QUANTITY PURCHASE       [_] I own shares of more than one fund in the State Bond Group which may entitle me to a reduced sales
  Optional. (Attach       charge.
  a separate sheet        My account numbers are: ______________________________________________________________________________
   if necessary.)
                          [_] The registration of some of my shares differs. Their account numbers are:_________________________
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
8.    DIVIDEND          If you wish to have your dividend payments made to
      DIRECTION         another party please complete the following:
       OPTION           I hereby authorize and request that my dividend payments
                        be made to:
                          Name ____________________________________________________________________

                          Address _________________________________________________________________

                          City ___________________   State _________________   Zip ________________

                          Signature Investor ______________________________________________________

                          Signature Co-Investor ___________________________________________________
---------------------------------------------------------------------------------------------------------------------
9.    SIGNATURE         Under penalties of perjury I certify that the number shown
         AND            on this form is my correct taxpayer identification number/
    CERTIFICATION       social security number and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure
                        to report all interest or dividends, or the Internal Revenue
                        Service has notified me that I am no longer subject to backup withholding. I (we) certify that I (we) are of legal age and that I (we) have legal capacity to purchase or redeem shares of the Fund for my (our) own Account, or for the Account of
                        the organization named below. I (we) have received a current
                        Prospectus of the Fund and appoint SBM Company as my (our)
                        agent to act in accordance with my (our) instructions herein.

                        SIGNATURE(x)                        SIGNATURE(x)
                                 -------------------------           ------------------------
                                 SOC. SEC. NO. OR TAXPAYER           SOC. SEC. NO. OR TAXPAYER
                                 IDENTIFICATION NO.________          IDENTIFICATION NO.________
---------------------------------------------------------------------------------------------------------------------
10.     DEALER          Please establish the Account specified by the Investor
      INFORMATION       and purchase through SBM Financial Services., general
         ONLY           distributor, at the public offering price, shares which
                        you are authorized to purchase from us for the investor.
                        The investor is authorized to send any future payments
                        directly to you for investment. Confirm each transaction
                        to the investor and to us. We guarantee the genuineness
                        of the investor's signature. We are a duly registered
                        and licensed dealer and have a sales agreement with SBM
                        Financial Services, Inc.

                        _____________________________________________  _____________________________________________
                                         Dealer Name                   Representative's Name                  Number

                        _____________________________________________  _____________________________________________
                                           Address                                       Address

                        _____________________________________________  _____________________________________________
                        City               State             Zip Code  City               State             Zip Code

                        X____________________________________________  Representative's Phone Number (___)__________
                        Authorized Signature of Broker/Dealer
---------------------------------------------------------------------------------------------------------------------


                 FOR INTERNAL USE ONLY                                                       Accepted By:
---------------------------------------------------------
|  # OF SHARES  |   NET ASSET VALUE   |   VALUE AS OF   |                    SBM Financial Services, Inc.
|     OWNED     |  AS OF DATE OF LOI  |   DATE OF LOI   |
---------------------------------------------------------         By ____________________________________
|               |                     |                 |                     Authorized Signature
|               |                     |                 |
|               |                     |                 |
---------------------------------------------------------

Accounts eligible for the Rights of Accumulation or to be used toward completion of a Letter of Intent.

Name________________________________  Fund______________________________  Account No. _________________________________
Name________________________________  Fund______________________________  Account No. _________________________________
Name________________________________  Fund______________________________  Account No. _________________________________
Name________________________________  Fund______________________________  Account No. _________________________________
Name________________________________  Fund______________________________  Account No. _________________________________

TO: SBM COMPANY                                  THE STATE BOND GROUP OF MUTUAL FUNDS
    100 N. MINNESOTA ST.                 REQUEST AND AUTHORIZATION FOR PRE-AUTHORIZED PAYMENTS
    P.O. BOX 69
    NEW ULM, MN 58073-0069

To start your Pre-Authorized Payment Service, fill out Section A and the "Bank Authorization to Honor Pre-Authorized
Payments" below, and forward it with an unsigned blank check from your regular checking account (marked "void").
--------------------------------------------------------------------------------------------------------------------------
A.  Pre-Authorized Payments
[_] Please arrange with my bank to draw pre-authorized payments and invest $________________ in my Account:
                [_] Monthly    [_] Twice a Month    [_] Every Other Month    [_] Quarterly
    On The    [_] 1st of Month    [_] 16th of Month    I have completed the "Bank Authorization To Honor
                                                       Pre-Authorized Payments" below.
    If not completed, the 1st will be assumed.

Starting Month ________________________        ____________________________________________________________________
                                               Signature(s) of Investor(s)

                                               ____________________________________________________________________
--------------------------------------------------------------------------------------------------------------------------

              BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED PAYMENTS

AUTHORIZATION TO HONOR DEBITS (INCLUDING CHECKS, DRAFTS, AND OTHER ORDERS WHETHER BY ELECTRONIC OR PAPER MEANS) BY SBM COMPANY.

Depositor's Name:_______________________________________________________________
                      (Print name(s) exactly as shown on my bank, or other
                                 Financial Institution, Account)

Depository Name:________________________________________________________________
                (Print name of Bank or Financial Institution and Branch, if any)

________________________________________________________________________________
    (Print address of Bank, Financial Institution or Branch where Account is maintained)

I hereby authorize SBM Company to initiate debt entries to my account as listed below and the depository named above to debit the same to such account. This authorization will remain in full force and effect until SBM Company and depository receive written notification from either of us to the other and in such time and in such manner so as to afford SBM Company and depository a reasonable opportunity to act on it.

Signature of Depositor  X ______________________________________________________

If required by the Financial Institution, Signature of Joint Depositor X ________________________________________________

My Account Number at said Financial Institution is ______________  Date ________

  SBM COMPANY
  100 N. MINNESOTA ST.
  P.O. BOX 69
  NEW ULM, MINNESOTA 56073-0069

                              TERMS AND CONDITIONS

                                  Open Account

Investments will be made in as many shares of the Fund, including fractions to the third decimal place, as can be purchased at the public offering price at the close of business on the day the order is accepted. Shareholders will receive dividends from investment income and any distributions from long-term gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed at any time by notifying the Fund in writing. Stock certificates will not be issued.

                         Pre-Authorized Payment Service

The Pre-Authorized Payment Service is available to all shareholders. Your application is subject to acceptance by your bank and the Fund. Payments in the amount specified will be drawn automatically on your bank on the day of each month in which an investment is scheduled and invested at the public offering price at the close of business on the same date. If a payment is not honored by your bank, the Service will be suspended. It will be reinstated upon written request indicating that the cause of interruption has been corrected. This Service may be terminated by you or the Fund at any time by written notice. You agree to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Pre-Authorized Payment Service are given on the following page.

                       Automatic Cash Withdrawal Service

All income and gain distributions on shares held in your account subject to this withdrawal service will be reinvested in additional shares. A sufficient number of full and fractional shares will be redeemed to provide the amount requested. You may change the amount of scheduled payments or you may suspend payments for not more than one year by written notice to the Fund at least ten days prior to the effective date of such a change or suspension. Your service may be terminated by you or the Fund at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. The Service may be considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Redeeming shares to make these payments represents a return of capital and will result in tax consequences. Withdrawals, concurrently with purchases of shares of this or any other investment company will be disadvantageous to you because of the payment of duplicative sales charges. For this reason, additional purchases of Fund shares when the Withdrawal Service is in effect are discouraged.

                               Letter Of Intent

SBM Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to you or credited to your Account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited in your account or delivered to you. You may include the total asset value of shares of the State Bond Funds (except State Bond Cash Management Fund shares) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales charge paid and the amount of the sales charge applicable to the total purchase made. If, within 20 days following the mailing of a written request, you have not paid this additional sales charge to SBM Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales charge. Shares remaining in escrow after this payment will be released to your Account. The Letter of Intent may be backdated by as much as 90 days to change the purchase price for previous purchases. The thirteen-month period begins on the date to which you have backdated.

Shares of the State Bond Cash Management Fund, which have been acquired by an exchange may be taken into account in completing a Letter of Intent or for Rights of Accumulation. However, shares of that Fund which have been purchased directly may not be used for purposes of determining reduced sales charges on additional purchases of the other Mutual Funds in the State Bond Group.

                      STATEMENT OF ADDITIONAL INFORMATION

                               November 1, 1995

                          STATE BOND TAX EXEMPT FUND
                          100 North Minnesota Street
                                  P.O. Box 69
                        New Ulm, Minnesota  56073-0069
                         Telephone No. (507) 354-2144


     This Statement of Additional Information supplements the information contained in the current Prospectus of State Bond Tax Exempt Fund, (the "Fund") dated November 1, 1995. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus, which may be obtained by contacting the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS? ...........   2
CALCULATION OF PERFORMANCE DATA ...........................................   5
WHAT ARE THE FUND'S INVESTMENT LIMITATIONS? ...............................   8
WHO MANAGES THE FUND? .....................................................   9
     (See in the Prospectus "How is the Fund Managed?")
THE MANAGER ...............................................................  13
MANAGEMENT AGREEMENT AND EXPENSES .........................................  14
     (See in the Prospectus "How is the Fund Managed?")
TRANSFER AGENT ............................................................  15
PLAN OF DISTRIBUTION ......................................................  15
CUSTODIAN .................................................................  16
INDEPENDENT AUDITORS ......................................................  17
PORTFOLIO TRANSACTIONS ....................................................  17
     (See in the Prospectus "What Are the Fund's Brokerage Commission?")
PURCHASE OF SHARES ........................................................  18
HOW IS THE OFFERING PRICE DETERMINED? .....................................  19
HOW ARE SHARES DISTRIBUTED? ...............................................  19
HOW CAN YOU "SELL" YOUR SHARES? ...........................................  19
HOW IS NET ASSET VALUE PER SHARE DETERMINED? ..............................  20
WHAT IS THE TAX STATUS OF THE FUND? .......................................  20
WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS? ............................  20
GENERAL INFORMATION .......................................................  20
ACCOUNTANTS' REPORT .......................................................  21
FINANCIAL STATEMENTS ......................................................  22
APPENDIX A ................................................................ A-1


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS DATED NOVEMBER 1, 1995, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

     The Fund seeks to maximize current income exempt from federal income taxes to the extent consistent with preservation of capital, with consideration given to the opportunity for capital gain. In pursuing its goals, the Fund invests at least 80% of the value of its assets in securities of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income taxes ("Tax Exempt Securities").

     The Tax Exempt Securities in which the Fund invests primarily consist of a diversified portfolio of bonds rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's") or rated AAA, AA, A, or BBB by Standard & Poor's Ratings Group ("S&P"), notes rated MIG-1, MIG-2, MIG-3 or MIG-4 by Moody's or SP-1, SP-2 or Sp-3 by S&P, and commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. The Fund will under no circumstances invest more than 25% of its assets in securities not rated at the time of purchase within the grades referred to above.

     The Fund may, however, invest in Tax Exempt Securities which are not rated if, in the judgment of ARM Capital Advisors, Inc. the Fund's investment manager (the "Manager"), the securities are of comparable quality to the rated securities in which the Fund may invest. In determining suitability of investment in an unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

     As a matter of fundamental policy, at least 80% of the value of the Fund's net assets will be invested in Tax Exempt Securities. Up to 20% of the net assets of the Fund may generate interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

     In addition, while the Fund attempts, under normal market conditions, to invest 100% of the value of its assets in Tax Exempt Securities, the Fund temporarily may invest up to 20% of the value of its assets in taxable obligations (i) when the Manager believes abnormal market conditions dictate a temporary defensive posture in taxable obligations; (ii) pending investment of proceeds of sales of shares or reinvestment of proceeds of sales of portfolio securities; or (iii) to meet redemptions of shares by investors. The taxable obligations in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the two highest grades by either Moody's or S&P (or if unrated, of comparable quality in the opinion of the Manager); commercial paper rated in the two highest grades by either of such rating services (or of comparable quality); certificates of deposits, letters of credit and bankers' acceptances of domestic banks and savings institutions having total assets over one billion dollars or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the foregoing investments or Tax Exempt Securities which qualify for investment by the Fund. The Fund may also hold its assets in cash.

     A description of the grades of Tax Exempt Securities, debt securities, and commercial paper in which the Fund may invest is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

Tax Exempt Securities.
----------------------

     The Tax Exempt Securities in which the Fund invests consist of bonds, notes, and commercial paper issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities.

     Bonds are debt obligations issued to obtain funds for various public purposes, such as the construction or improvement of public facilities including airports, highways, hospitals, housing, nursing homes, parks, public buildings, recreational facilities, school facilities, and sewer and water works. Other public purposes for which bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aid, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer, except the payment of current expenses. Notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. Notes are frequently issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings. Short-term, unsecured commercial paper is often used to finance seasonal working capital needs or to provide interim construction financing.

     In addition, certain types of securities (generally referred to as "private activity bonds") may be issued by or on behalf of public authorities to finance privately operated pollution control facilities, certain local water supply, gas, electricity or waste disposal facilities, and the construction or improvement of certain other privately operated facilities.

     Tax Exempt Securities may also be classified into two types of obligations: general obligation and limited obligation (or revenue) securities. General obligation securities involve the pledge of the full faith and credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation (revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, such as the user of the facility. Private activity bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is therefore usually directly related to the credit standing of the user of the facility (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

     Like all debt obligations, Tax Exempt Securities are subject to credit risk and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest. Market risk relates to the changes in market values that occur as a result of variations in the level of prevailing interest rates, yield relationships and other factors in the Tax Exempt Securities market. Generally, higher quality Tax Exempt Securities will provide a lower yield than lower quality Tax Exempt Securities of similar maturity and are subject to lesser credit risk than lower quality Tax Exempt Securities. Furthermore, for any given change in the level of interest rates, prices tend to fluctuate less for higher quality issues than for lower quality issues, and more for longer maturity issues than for shorter maturity issues.

     For the purpose of the Fund's investment restrictions, the identification of the "issuer" of Tax Exempt Securities which are not general obligation bonds is made by the Fund's Manager on the basis of characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such securities. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Tax Exempt Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax Exempt Securities for investment by the Fund would be reduced, and the value of the Fund's portfolio may be affected. In such event, the Fund may re-evaluate its investment goals, policies, and limitations.


Fixed-Income Securities
-----------------------

     Although the Manager seeks to manage the Fund with a view toward reducing the price volatility of its portfolio, it can be expected that the net asset value of the Fund will change with changes in the value of its portfolio securities. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

     Interest rate fluctuations may affect payment expectations on fixed-income securities. For example, certain municipal obligations may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would likely have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a municipal obligation's value will decrease in a rising interest rate market, resulting in a decrease in the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its portfolio securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.


High-Yield Securities
---------------------

     The Fund currently does not invest in securities rated below A by S&P or Moody's, and has no current intention of investing in such securities. The Fund is not, however, prohibited by any fundamental policy from investing in such securities.

     Securities rated BB or B by S&P or Ba or B by Moody's (or equivalently rated by another nationally recognized statistical rating organization) are below investment grade and generally will involve more credit risk than securities in the higher rating categories. Such bonds are commonly known as "junk" bonds. In some cases such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the holder's ability to receive payments or to recover full principal when senior securities are in default. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the Fund did acquire any such securities, upon any default, the Fund could incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding.

     In addition, lower rated securities may be thinly traded, which may have an adverse impact on market price and the ability of the holder to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. A thinly traded market also may interfere with the ability of the holder to accurately value high-yield securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield securities, especially in a thinly traded market.

     Yields on high-yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or developments affecting the issuer. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and, to the extent the Fund acquires such securities, the Fund's net asset value.


Portfolio Turnover
------------------

     Portfolio transactions will be undertaken principally to accomplish the Fund's goals in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its goals. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of Tax Exempt Securities or changes in the investment objectives of investors.

     The Fund's investment policies may lead to frequent changes in investment, particularly in periods of rapidly fluctuating interest rates. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, including Tax Exempt Securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate was 15% for the fiscal year ended June 30, 1995.


                        CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may quote "SEC 30-day yield," "tax-equivalent yield," and "total return" data. Such performance data is computed on a standardized basis pursuant to formulas established by the rules and regulations of the Securities and Exchange Commission.


SEC 30-Day Yield
----------------

     The Fund's SEC 30-day yield for the 30-day period ended June 30, 1995 was 4.74%. Such yield is computed by dividing the net investment income per share (as defined under Securities and Exchange

Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2[(a-b +1)/6/-1]
                ---
                cd

Where: a = dividends and interest earned during the period;

       b = expenses accrued for the period (net of reimbursements);

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

       d = the maximum offering price per share on the last day of the period.

Tax Equivalent Yield
--------------------

     The Fund's tax equivalent yield for the 30-day period ended June 30, 1995 was 7.63%. The Fund calculates its tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to the Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     The Fund's tax equivalent yield is calculated according to the following formula:

     Tax Equivalent Yield =                           Yield
                                                    ---------
                            1-.396

Average Annual Total Return
---------------------------

     The Fund's average total annual return over the one, five, and ten-year periods ended June 30, 1995 were as follows:

                                    One Year        Five Years        Ten Years
                                    --------        ----------        ---------
     Average Annual
     Total Return                    2.68%            6.36%             7.86%

     The average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

   P(1+T)/n/ = ERV

     Where: P = a hypothetical initial payment of $1,000;

            T = average annual total return;

            n = number of years; and

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Cumulative Total Return
-----------------------

     Cumulative total return is computed by finding the cumulative compound rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeeming value, according to the following formula:

                              CTR = ERV - P
                                    ------- X 100
                                       P

Where: CTR = Cumulative total return

       ERV = ending redeemable value at the end of the period of a hypothetical
             $1,000 payment made at the beginning of period.

       P = initial payment of $1,000

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Other Yields
------------

     Current and effective yields of the Fund, not calculated in accordance with the guidelines of the SEC as explained above, also may be quoted in reports and sales literature. Non-SEC yields will always be accompanied by yields calculated in accordance with SEC guidelines. Non-SEC current yield is computed based upon a recent seven-calendar-day period by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by 365/7. Non-SEC effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The Fund's non-SEC yield quotation may be inclusive or exclusive of taxable income, if any, as indicated in such quotation. The Fund's non-SEC yield may fluctuate daily depending upon such factors as market conditions, the composition of the Fund's portfolio, and operating expenses. Therefore, the Fund's non-SEC yield in the future may be higher or lower than its past non-SEC yields and there can be no assurance that historical yields will continue. That the Fund's non-SEC current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be taken into account when comparing the yield on an investment in Fund shares with yields on fixed-yield investments, such as insured savings accounts. These factors and possible differences in the methods used in calculating non-SEC yield should be considered when comparing the Fund's non-SEC current yield to non-SEC yields published for other investment companies and other investment vehicles. Yield also should be considered relative to changes in the value of the Fund's shares and the Fund's investment goals and policies.

                  WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the Fund; provided, that borrowings in excess of 5% of such value will be only from banks, and the Fund will not purchase additional portfolio securities while its borrowings exceed 5%;

2.   Underwrite the securities of other issuers;

3. As to 100% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities;

4.   Buy or hold any real estate or real estate investment trust securities;

5. Buy or hold any commodity or commodity futures contracts, or any oil, gas or mineral exploration or development program;

6. Make loans except to the extent that the purchase of notes, bonds or debt obligations or the entry into repurchase agreements may be considered loans;

7. Mortgage or pledge any of its assets, except to the extent, up to a maximum of 10% of the value of its total assets, necessary to secure borrowings permitted by paragraph 1;

8.   Buy securities on "margin" or make "short" sales of securities;

9.   Write or purchase put or call options;

10. Buy securities which have legal or contractual restrictions on resale, except in connection with repurchase agreements; or

11. Buy securities of any issuer for the purpose of exercising control or management; or buy securities issued by any other investment company, except in connection with a merger, consolidation, acquisition or reorganization.

     If a percentage restriction described above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of net assets of the Fund will not be considered a violation of any of those restrictions. During the past fiscal year the Fund did not borrow any money, and the Fund has no current intention of borrowing in the foreseeable future.

     Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             WHO MANAGES THE FUND?

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Unless otherwise indicated, their addresses are 239 S. Fifth Street, Louisville, Kentucky.


Name, Age and Address          Position with the Fund       Other Business Activities in Past 5 Years
---------------------          ----------------------       -----------------------------------------
William B. Faulkner (68)       Director                     President, William Faulkner &
240 East Plato Blvd.                                        Associates, business and institutional
St. Paul, Minnesota 55107                                   adviser since 1986; Consultant to
                                                            American Hoist & Derrick Company,
                                                            construction equipment manufacturer,
                                                            from 1986 to 1989; prior thereto, Vice
                                                            President and Assistant to the President,
                                                            American Hoist & Derrick Company.
                                                            Director of the other mutual funds in the
                                                            State Bond Group

Patrick M. Finley (57)         Director                     President, Universal Cooperatives, Inc., a
5603 Bernard Place                                          farmers' cooperative.  Director of the
Edina, Minnesota 55436                                      other mutual funds in the State Bond
                                                            Group



Name, Age and Address          Position with the Fund       Other Business Activities in Past 5 Years
---------------------          ----------------------       -----------------------------------------
Chris L. Mahai (39)            Director                     Senior Vice President, Strategic
425 Portland Avenue                                         Integration Unit, Star Tribune/Cowles
Minneapolis, Minnesota 55488                                Media Company, since August 1995;
                                                            Vice President, Marketing Director, Star
                                                            Tribune, since September 1992; from
                                                            1990 to 1992, self-employed consultant,
                                                            marketing services; prior thereto, Senior
                                                            Vice President of Corporate Relations
                                                            and marketing, First Bank System, Inc.
                                                            Director of the other mutual funds in the
                                                            State Bond Group

John R. Lindholm (46)*         Director                     President of Integrity Life Insurance
                                                            Company ("Integrity") and Vice
                                                            President-Chief Marketing Officer of
                                                            National Integrity Life Insurance
                                                            Company ("National Integrity") since
                                                            November 26, 1993; Executive Vice
                                                            President-Chief Marketing Officer of
                                                            ARM Financial Group, Inc. since July
                                                            27, 1993; since March 1992 Chief
                                                            Marketing Officer of Analytical Risk
                                                            Management, L.P.; from June 1990 to
                                                            February 1992, Chief Marketing Officer
                                                            and a Managing Director of the ICH
                                                            Capital Management Group, ICH
                                                            Corporation, Louisville, Kentucky; prior
                                                            thereto, Chief Marketing Officer and
                                                            Managing Director for Capital Holding
                                                            Corporation's Accumulation and
                                                            Investment Group.  Director of the other
                                                            mutual funds in the State Bond Group
                                                            and of The Legends Fund, Inc.

Arthur J. Gartland, Jr. (48)   Director                     President and a founder of Benedetto,
1330 Avenue of the Americas                                 Gartland & Greene, Inc. (an investment
New York, NY                                                banking firm). Director of the other mutual
                                                            funds in the State Bond Group and of The
                                                            Legends Fund, Inc.



Name, Age and Address            Position with the Fund     Other Business Activities in Past 5 Years
---------------------            ----------------------     -----------------------------------------
John Katz (56)                   Director                   Investment banker since January 1991; Chairman and
10 Hemlock Road                                             Chief Executive Officer, Sam's Restaurant Group,
Hartsdale, NY                                               Inc. (a restaurant holding company), from June
                                                            1991 to August 1992; Executive Vice President
                                                            (from January 1989 to January 1991) and Senior
                                                            Vice President (from December 1985 to January
                                                            1989), Equitable Investment Corporation (an
                                                            indirect wholly-owned subsidiary of The Equitable
                                                            Life Assurance Society of the United States,
                                                            through which it owns and manages its investment
                                                            operations). Director of the other mutual funds in
                                                            the State Bond Group and of The Legends Fund, Inc.

Theodore S. Rosky (57)           Director                   Retired since April 1992; Executive Vice President,
2304 Speed Avenue                                           Capital Holding Corporation (from December 1991 to
Louisville, KY                                              April 1992); prior thereto, Executive Vice
                                                            President and Chief Financial Officer, Capital
                                                            Holding Corporation.  Director of the other mutual
                                                            funds in the State Bond Group and of The Legends
                                                            Fund, Inc.


Dale C. Bauman (58)              President                  Vice President and Sales Manager, SBM Financial
8400 Normandale Lake Blvd.                                  Services, Inc., since June 1992; prior thereto,
Suite 1150                                                  Vice President and Division Manager, SBM
Minneapolis, Minnesota 55437                                Financial Services, Inc., 1980 to June 1992.
                                                            President of the other mutual funds in the State
                                                            Bond Group.


Keith O. Martens (56 )           Vice President             Senior Portfolio Manager, ARM Capital Advisors,
200 Park Avenue, 20th Floor                                 Inc. since June 14, 1995; Executive Vice
New York, New York 10166                                    President - Investments, SBM Company; Vice
                                                            President State Bond and Mortgage Life Insurance
                                                            Company and SBM Certificate Company.  Vice
                                                            President of the other mutual funds in the State
                                                            Bond Group.


Name, Age and Address            Position with the Fund     Other Business Activities in Past 5 Years
---------------------            ----------------------     -----------------------------------------
Don W. Cummings (32)             Controller                 Controller of ARM Financial Group, Inc. since
                                                            July 15, 1993, and Integrity and National
                                                            Integrity since November 26, 1993.  Prior to
                                                            November 26, 1993 he served as Controller of ARM,
                                                            Ltd., a position he held from July 1992.  From
                                                            1985 to June 1992, Mr. Cummings served in various
                                                            positions within Ernst & Young's Insurance Industry
                                                            Accounting and Auditing Practice, the last of which
                                                            was Manager.  Controller of the other mutual funds
                                                            in the State Bond Group and of The Legends Fund,
                                                            Inc.

Kevin L. Howard (31)             Vice President and         Assistant General Counsel of ARM Financial
                                 Secretary                  Group, Inc. since January 31, 1994; Assistant
                                                            General Counsel of Capital Holding Corporation
                                                            from April 1992 to January 1994; Attorney,
                                                            Greenebaum Doll & McDonald, 1989 to April 1992.
                                                            Vice President and Secretary of the other mutual
                                                            funds in the State Bond Group and Secretary of The
                                                            Legends Fund, Inc.

Peter S. Resnik (34)             Treasurer                  Treasurer of ARM Financial Group, Inc., Integrity
                                                            and National Integrity since December 1993;
                                                            employed in various financial and operational
                                                            capacities by Analytical Risk Management Ltd.
                                                            since December 14, 1992; Assistant Vice President
                                                            of the Commonwealth Life Insurance Company
                                                            subsidiary of Capital Holding Corporation from
                                                            1986 to December 1992. Treasurer of the other
                                                            mutual funds in the State Bond Group and of The
                                                            Legends Fund, Inc.

Pam Freeman (28)                 Assistant Secretary        Financial Analyst with ARM Financial Group, Inc.
                                                            since October 1993; Senior Accountant and various
                                                            other capacities with Ernst & Young LLP from 1989
                                                            to September 1993.


Name, Age and Address            Position with the Fund     Other Business Activities in Past 5 Years
---------------------            ----------------------     -----------------------------------------

---------------
* Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.


     Directors of the Fund (including former Directors) received aggregate remuneration of $4,044 during the Fund's fiscal year ended June 30, 1995. Directors and officers of the Fund as a group owned directly or indirectly 2,624 shares, or 0.035%, of the Fund's capital stock at June 30, 1995.

     The following table sets forth, for the fiscal year ended June 30, 1995, compensation paid by the Fund to the non-interested Directors and, for the 1994 calendar year, the aggregate compensation paid by the six funds in the State Bond Group of mutual funds to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, received no compensation from the Fund.

                                                              Total Compensation
                                   Aggregate                  from State Bond
                                   Compensation               Group of Mutual
Name of Director                   from Fund (a)              Funds (b)
----------------                   -------------              ------------------

William B. Faulkner                $588.00                    $3,528.00

Patrick M. Finley                  $516.00                    $2,232.00

Chris L. Mahai                     $588.00                    $3,528.00


---------------
(a) There were no pension or retirement benefits accrued for any of the named persons by any of the funds.

(b) This includes the aggregate compensation paid to the named persons by all of the funds and also the amounts paid to such persons in calendar year 1994 by the State Bond Progress Fund ("Progress Fund"). The Progress Fund formerly was a member of the State Bond Group of Funds. All of the assets of Progress Fund were acquired by State Bond Common Stock Fund on June 24, 1994.


                                  THE MANAGER

     ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The predecessor to the Manager was SBM Company, which served as manager of the Fund from the Fund's inception until June 13, 1995. The Manager assumed management of the Fund on June 14, 1995, effective for accounting purposes as of June 1, 1995, following the acquisition of substantially all of the business operations of SBM Company by ARM.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $4 billion.

     The Manager is also manager of the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Income Fund, and State Bond U.S. Government and Agency Securities Fund.


                       MANAGEMENT AGREEMENT AND EXPENSES

     Under the Investment Advisory and Management Agreement (the "Agreement"), dated June 14, 1995, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all the compensation of the directors of the Fund who are employees of the Manager and of the officers and employees of the Fund.

     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual fee of .5 of 1% of the average daily net assets of the Fund. The predecessor to the Manager, SBM Company, was paid the following amounts by the Fund as a management fee during its fiscal years ended June 30, 1995, 1994, and 1993, respectively: $369,459; $408,475;
and $373,562. The Manager received a management fee of $35,996 from June 1, 1995, the effective date for accounting purposes on which the Manager commenced its duties as the Fund's investment adviser, through June 30, 1995. The Manager has voluntarily undertaken, and SBM Company previously voluntarily undertook, to reimburse the Fund for any expenses incurred by it in excess of 1% of average daily net assets, despite the fact that higher expenses may be permitted by state law. No reimbursements by SBM Company or the Manager were required for the Fund's fiscal years ended June 30, 1995, 1994, and 1993.

     The Fund pays all its expenses other than those assumed by the Manager, including the investment advisory and management fee; the charges of custodians, transfer agents, accounting services agents and other agents; bookkeeping, recordkeeping and Fund portfolio and share pricing expenses; expenses of issue, repurchase and redemption of shares; the expenses of registering and qualifying shares for sale; the cost of reports by SBM Company or the Manager and notices to shareholders; costs of shareholder and other meetings of the Fund; travel expenses of officers, directors, and employees of the Fund; the expenses of preparing, setting in print, printing, and distributing prospectuses and Statements of Additional Information, if any, to existing shareholders; outside auditing and legal fees; interest, taxes, and governmental fees; expenses incurred in connection with membership in investment company organizations; brokerage commissions; the fees of independent directors and the salaries of any officers or employees who are not affiliated with the Manager; its pro rata portion of the premiums on any fidelity bond and insurance covering the Fund, and general corporate fees and expenses.

     Under the regulations of various states in which the Fund's shares are qualified for sale, the amount of annual expenses which the Fund may pay are limited to certain percentages of its average net assets. The most stringent of such requirements limits such expenses, with certain limited categories of expenses excepted, to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Agreement was approved by the directors of the Fund, including a majority of the disinterested directors, at a meeting held March 24, 1995, and by the shareholders of the Fund at a meeting held May 15, 1995. The Agreement may be terminated at any time on 60 days' written notice by the Board of Directors, or by vote of a majority of the outstanding shares or by the Manager. The Agreement will terminate automatically upon assignment. The Agreement will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of the majority of the outstanding voting shares of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


Accounting Services Agreement
-----------------------------

     Prior to June 1, 1995 SBM Company acted as the accounting services agent for the Fund pursuant to a separate agreement. Under this agreement, SBM Company was paid a fee for keeping current the books, accounts, records, journals, and other records of original entry relating to the business of the Fund. The Manager received $1,125 from the Fund for accounting services the Manager provided from June 1, 1995 to June 14, 1995. SBM Company, as the Fund's previous accounting services agent, received the following amounts from the Fund for its fiscal years ended June 30, 1995, 1994, and 1993, respectively: $24,750; $27,000; and $24,000.


                                TRANSFER AGENT

     SBM Financial Services, Inc. acts as the transfer and dividend disbursing agent for the Fund pursuant to an agreement with the Fund and is compensated on a transactional basis under a schedule approved by the Fund's Board of Directors. The transfer agent maintains shareholders lists, processes requested account registration changes and stock certificate issuance and redemption requests, administers withdrawal plans, administers mailing and tabulation of Fund proxy solicitations, and administers payment of distributions declared by the Fund. SBM Financial Services, Inc. received $3,135 in transfer agency fees from the Fund for the period June 1, 1995 to June 30, 1995. SBM Company served as the Fund's previous transfer agent, for which it received the following amounts from the Fund for the Fund's fiscal years ended June 30, 1995, 1994, and 1993, respectively: $27,965; $32,300; and $31,000.


                             PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which the Fund pays certain expenses of distribution of the Fund's shares and shareholder servicing, as described below.

     SBM Financial Services, Inc. (the "Distributor"), a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. Under the Plan the Fund pays to the Distributor a fee to be used to compensate those who provide administration, shareholder service, and distribution assistance and to pay other expenses of selling Fund shares. The Distributor receives a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. A portion of the fee may be used for advertising and promotional expenses including, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Fund shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other person who provides support services in connection with the distribution of Fund shares, including travel, entertainment, and telephone expenses.

     During the fiscal year ended June 30, 1995, the Distributor received $201,900 in such fees. The Distributor used these fees to cover the following expenses: compensation of sales personnel - $145,756; compensation of sales administration personnel - $73,658; sales meetings and training - $589; marketing materials -$5,707; promotion and travel - $14,719; telephone and postage - $1,043, and branch office expenses - $327.

     The arrangements under which the Fund compensates, indirectly, those who provide administration, shareholder service, and distribution assistance, as described above, are set forth in the Plan. The Plan provides:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by the Board of Directors and by the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan;

     (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

     (iii) That it may be terminated at any time by vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting shares of the Fund.

     The Plan provides that it may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the Plan must be approved by the Fund's Board of Directors and holders of a majority of the Fund's outstanding shares. The Fund may implement the Plan only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of the Fund's existing disinterested directors. Under the terms of Rule 12b-1, the Fund must preserve copies of any plan, agreement or report made pursuant to the Rule for a period of not less than six years from the date of such plan, agreement or report, the first two years in an easily accessible place.


                                   CUSTODIAN

     First Bank National Association, Minneapolis, Minnesota 55440 serves as the custodian for the Fund.

                             INDEPENDENT AUDITORS

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, independent auditors, have been selected as auditors of the Fund and issue a report on the Fund's financial statements.


                            PORTFOLIO TRANSACTIONS

     As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares.

     While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

     The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the Manager's other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

     No brokerage commissions were paid by the Fund in any of the fiscal years ended June 30, 1995, 1994 and 1993.


                              PURCHASE OF SHARES

What Reductions Are Provided?
-----------------------------

     Volume Discounts are provided if the total amount being invested in shares of the Fund alone, or in any combination of shares of the Fund and the other mutual funds in the State Bond Group having a sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

     The Right of Accumulation allows you to combine the amount being invested in shares of the Fund and the other mutual funds in the State Bond Group having a sales charge with the total net asset value of shares of those mutual funds already owned and the total net asset value of shares you own of State Bond Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the State Bond Group to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of State Bond Cash Management Fund acquired in an exchange, will be taken into account in orders placed, however, only if the Distributor is notified by you or your dealer of the amount owned at the time your purchase is made and is furnished sufficient information to permit confirmation.

     The schedule of sales charges is also applicable to the aggregate amount of purchases made by a single person within a period of 13 months pursuant to a written Purchase Intention and Price Agreement (the "Letter of Intent"), a form of which is available from the Distributor. The Letter of Intent provides for a price adjustment applicable to the amount of intended purchases specified in the Letter of Intent based upon the amount of purchases specified plus the total net asset value of the shares of the other mutual funds in the State Bond Group already owned that have a sales charge and the total net asset value of the shares owned of State Bond Tax Exempt Fund which were acquired through an exchange of shares. The investor considering the possibility of signing a Letter of Intent should read it carefully. The schedule of sales charges applicable to all amounts invested under the Letter of Intent is computed as if the aggregate amount had been invested immediately. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Shares with a net asset value equal to 5% of the minimum purchase amount specified are held in escrow to be applied toward any sales charge deficiency that might result if the Letter of Intent is not completed. The shares so held may be redeemed and proceeds thereof used as required to pay additional sales charges which may be due if the amount of purchases by such person during the 13 month period aggregates less than the amount specified in the Letter of Intent. Escrow shares not redeemed will be delivered to the investor upon completion of purchases under the Letter of Intent.

     If the gross amount invested within the 13 month period covered by the Letter of Intent exceeds the specified purchase amount and reaches a level allowing a smaller sales charge, a price adjustment will be made on the day it reaches the new level. The Letter of Intent is not a binding agreement upon the investor to purchase, or the Fund to sell, the full indicated amount.


Who Is Entitled To Reductions?
------------------------------

     Reductions in sales charges apply to purchases by a "single person," including an individual;

members of a family unit comprising husband, wife, and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account, including employee benefit plans qualified under Section 401 of the Internal Revenue Code.

                     HOW IS THE OFFERING PRICE DETERMINED?

  The public offering price is determined by dividing the Fund's current net asset value per share (as described under "How is Net Asset Value Per Share Determined?") by the sales charge percentage applicable to the transaction. The following sample calculation is based upon the total net assets of the Fund on June 30, 1995 of $81,642,371 and the total shares of the Fund outstanding as of that date of 7,578,854 and a transaction with an applicable sales charge of the maximum 4.5%.

 Net Asset Value Per Share                $10.77
                                          ======
  ($81,642,371 divided by 7,578,854
   shares outstanding)

 Maximum Offering Price Per Share         $11.28
                                          =======
  ($10.77 divided by .955)

                          HOW ARE SHARES DISTRIBUTED?

  SBM Financial Services, Inc., a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. As distributor of the Fund's capital stock, SBM Financial Services, Inc. allows concessions to all dealers up to 4.0% on purchases to which the 4.5% sales charge applies. The Distributor also pays sales commissions to its own agents who sell Fund shares. The Distributor retains the balance of sales charges paid by investors. The sales charges paid by investors and received by the Distributor amounted to the following amounts during the Fund's fiscal years ended June 30, 1995, 1994, and 1993, respectively: $138,549; $191,037; and
$260,657.  The Distributor retained these entire amounts.

  The agreement between the Fund and the Distributor provides that the Distributor will pay certain expenses such as printing costs of prospectuses and Statements of Additional Information used in offering shares to prospective investors, applications and confirmations, and all other expenses in connection with the issuance and sale of the Fund's shares. The Fund will pay the costs of registering and qualifying shares for sale and of preparing, setting in print, and printing and distributing prospectuses to existing shareholders.

                        HOW CAN YOU "SELL" YOUR SHARES?

  The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus.

  In unusual circumstances, payment may be postponed if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission.

                 HOW IS NET ASSET VALUE PER SHARE DETERMINED?

          Net asset value per Fund share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays and Sundays and also is closed in observance of the following holidays: New Year's Day, Washington's Birthday (Observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding.

          The securities in which the Fund invests are traded primarily in the
over-the-counter  market. Tax  Exempt   Securities  and  other  short-term
holdings maturing in more than 60 days are valued on the basis of valuations provided by a pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining value. In the absence of such valuations, the valuations of such securities and holdings are based upon fair value as determined by the Board of Directors. Taxable securities for which market quotations are readily available are stated at market value, which currently is determined using the last reported sale price or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price, except that U.S. government securities are stated as the mean between the last reported bid and asked prices. Short-term holdings having remaining maturities of 60 days or less are valued at cost plus accrued interest, which approximates fair market value.

                      WHAT IS THE TAX STATUS OF THE FUND?

          The Fund has fulfilled during its most recent fiscal year, and intends to continue to fulfill, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company, and so long as it remains so qualified, it will not be liable for Federal income tax to the extent that it distributes all of its net taxable and non-taxable income to shareholders.

                WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?

          Under Federal law, the Fund is required, subject to certain exceptions, to withhold and remit to the U.S. Treasury 31% of dividends paid and other reportable payments on an account if the holder of the account provides the Fund with either an incorrect tax identification number or no number at all, or fails to certify to the Fund that he is not subject to such withholding.

                              GENERAL INFORMATION

          The Fund was incorporated in Maryland on April 23, 1982. Originally, the name of the Fund was "State Bond Government Securities Fund, Inc.", and its investment goals were to produce high current income, preserve capital, and maintain liquidity by investing in securities issued or guaranteed by the United States Government and its agencies and instrumentalities, and repurchase agreements secured by such securities. In May 1984, the Fund's sole shareholder approved an amendment to its articles of incorporation to change its name to "State Bond Tax Exempt Fund, Inc." and amendments to its investment goals and policies to those stated herein. In March 1993, the Fund was reorganized as an individual investment portfolio of a series fund, State Bond Municipal Funds, Inc.

          Under Maryland law, each director of State Bond Municipal Funds, Inc. owes certain duties to the Fund and its shareholders. Maryland law provides that a director shall "perform his duties as a director in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances." Fiduciary duties of a director of a Maryland corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interest of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would use under similar circumstances). Maryland law allows Maryland corporations to eliminate or limit the personal liability of a director or an officer to the corporation or its shareholder for monetary damages for breach of the fiduciary duty of "care".

          The Amended and Restated Articles of Incorporation of State Bond Municipal Funds, Inc. contain a provision eliminating liability of directors and officers to the corporation or its shareholders to the fullest extent permitted by Maryland law. Therefore, directors and officers of State Bond Municipal Funds, Inc. will not be liable for monetary damages to the Fund or its shareholders for breach of the duty of care. However, such elimination of Maryland law regarding a director's duty of care does not permit the elimination or limitation of liability (1) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (3) for any action or failure to act occurring prior to February 18, 1988. In addition, due to the provisions of the Investment Company Act of 1940, shareholders would still have a right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers.

                         State Bond Tax Exempt Fund

                            Schedule of Investments

                                 June 30, 1995


                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT       VALUE
                                        --------------------------------

MUNICIPAL BONDS (97.9%)
ALASKA
Alaska Housing Finance Corp.,
 Collateralized Veterans Mortgage
 Program, Series 1991 B-1, 6.900%, due
 2032                                     Aaa/AAA  $  810,000  $  833,344



Alaska Housing Finance Corp.,
 Collateralized Home Mortgage Bonds,
 1988 Series A-1, 7.625%, due 2013        Aaa/AAA     325,000     344,851



ARIZONA
Arizona Industrial Development
 Authority, 5.450%, due 2009              A3/A      1,500,000   1,447,440


CALIFORNIA
Central Coast Water Authority Rev.
 Bonds, Series 1992, 6.350%, due 2007     Aaa/AAA   1,000,000   1,061,630

Walnut Valley, CA, Water District,
 Certificate of Participation, 6.125%,
 due 2009                                 Aaa/AAA   1,000,000   1,018,420



COLORADO
 Housing Finance Agency, Single Family
  Housing Rev. Bonds, 1986 Series A,
  8.000%, due 2017                        Aa/NR       320,000     332,662



DISTRICT OF COLUMBIA
District of Columbia University Rev.
 Bonds, 6.300%, due 2013                  NR/AAA    1,250,000   1,267,738

                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT       VALUE
                                        --------------------------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS
Chicago, Illinois, Water Rev. Bonds,
 7.200%, due 2016                         A1/A+     $2,000,000   $2,249,320

Chicago, Illinois, Public District
 Capital Improvement Bonds, 5.450%, due
 2004                                     Aaa/AAA    1,000,000    1,013,570


City of Chicago, Illinois, Gas Supply
 Rev. Bonds, 7.500%, due 2015             Aa3/AA-    1,480,000    1,621,370

City of Chicago, Illinois, Gas Supply
 Rev. Bonds, 7.500%, due 2015             Aa3/AA-    1,100,000    1,205,072

Illinois State University Auxiliary
 Facility System, Board of Regents Rev.
 Bonds, Series 1989, 7.400%, due 2014     A1/A       1,050,000    1,187,876


Illinois State University Auxiliary
 Facility System, Board of Regents Rev.
 Bonds, Series 1989, 7.400%, due 2013     A1/A         500,000      565,655


Illinois School District #065, 5.875%,
 due 2008                                 Aaa/AAA    1,000,000    1,010,180

Metropolitan Pier Exposition Authority,
 Illinois Dedicated State Tax Rev.
 Bonds, 6.000%, due 2014                  A/A+       2,100,000    2,010,666


Rolling Meadows, Illinois Mortgage Rev.
 Bonds Woodfield Garden, 7.750%, due
 2004                                     NR/AA-     2,000,000    2,173,340



INDIANA
Beech Grove, IN, IDR for Westvaco
 Corp., 8.750%, due 2010                  A1/A         550,000      553,536

Highland, IN, School Building Corp.,
 6.750%, due 2012                         NR/A       1,000,000    1,126,010

Indiana Transportation Finance
 Authority, Series A, 6.250%, due 2016    A/A        1,150,000    1,141,847

Indianapolis, IN, Public Improvement
 Bonds, Bank Series C, 6.700%, due 2017   A1/A+      3,225,000    3,338,939

                           State Bond Tax Exempt Fund

                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT       VALUE
                                        --------------------------------

MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
Indianapolis, IN, Resource Recovery
 Rev. Bonds, Series A, 7.900%, due 2008   A/A       $1,115,000   $1,185,178

Indianapolis, IN, Resource Recovery
 Rev. Bonds, Series B, 7.900%, due 2008   A/A          430,000      457,008

Indiana Municipal Power Agency, Series
 1992 A, 6.000%, due 2007                 Aaa/AAA    1,300,000    1,348,581

Indiana State Toll Roads, Revenue
 Refunding Bond, 6.00%, due 2013          A/A        1,100,000    1,063,590


LOUISIANA
Rapides Parish, LA, Housing & Mortgage
 Finance Authority, Single Family
 Mortgage, 7.250%, due 2010               Aaa/AA-      750,000      804,248



MAINE
Maine State Housing Authority, Mortgage
 Purchase Bonds, 1988 Series B, 8.000%,
 due 2015                                 A1/AA-       455,000      487,400



MARYLAND
Maryland City Housing Multi-Family,
 FNMA, Series A, 7.250%, due 2023         NR/AAA       750,000      789,998


                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT       VALUE
                                        --------------------------------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN
Michigan State Housing Development
 Authority, Single Family, Series A,
 7.550%, due 2014                         NR/AA   $  145,000  $  155,195


Michigan State Housing Development,
 Series B, 6.950%, due 2020               NR/AA+   1,000,000   1,039,250


MINNESOTA
Burnsville, Minnesota, Multi-Family
 Rev. Ref. Bonds, Coventry Court
 Apartments Project, Series 1989,
 7.500%, due 2027                         NR/AAA     800,000     844,728



City of Minnetonka, MN, Multi-Family
 Rental Housing Rev. Bonds, 7.250%, due
 2002                                     NR/AAA     800,000     831,480


Minnesota Housing Finance Agency,
 Single Family Mortgage, 6.250%, due
 2015                                     Aa/NR    1,300,000   1,322,334


Minnesota Housing Finance Agency Single
 Family Mortgage Rev. Bonds 1989 Series
 D, 7.350%, due 2016                      Aa/AA      640,000     677,165


Minnesota Housing Finance Authority,
 Series 1993 E, 6.000%, due 2014          NR/A+    1,460,000   1,451,794


NEBRASKA
Nebraska Public Power Agency, Series C
 1993, 4.000%, due 1999                   A1/A+      555,000     545,215


                           State Bond Tax Exempt Fund

                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT       VALUE
                                        --------------------------------
MUNICIPAL BONDS (CONTINUED)
NEVADA
Clark County, Nevada School District,
 General Obligation Bonds, 5.300%, due
 2004                                     Aaa/AAA   $1,000,000   $1,006,230


Humboldt County, NV, Pollution Control
 Rev. Bonds, Idaho Power Company,
 8.300%, due 2014                         NR/A       1,000,000    1,162,680


Lyon County, Nevada School District,
 6.750%, due 2011                         Aaa/AAA      800,000      863,488

Washoe County, Nevada, General
 Obligation Bonds, 6.000%, due 2009       Aaa/AAA      585,000      592,014


NEW HAMPSHIRE
New Hampshire Municipal Bond Bank,
 Series 91 J, Non-State Guaranteed,
 6.900%, due 2012                         A1/A       1,080,000    1,208,585


State of New Hampshire Turnpike System
 Rev. Bonds, 8.375%, due 2017             Aaa/A        900,000    1,002,672


NEW YORK
New York State Environmental Pollution
 Control Rev. Bonds, 7.250%, due 2010     Aa/A       2,900,000    3,199,947

New York Metro Transit Authority,
 5.100%, due 2004                         Aaa/AAA    1,000,000    1,004,290


NORTH CAROLINA
North Carolina Eastern Municipal Power
 Agency, Series B, 6.000%, due 2013       A/A-       2,125,000    2,000,071

North Carolina Eastern Municipal Power
 Agency, 8.000%, due 2021                 A/A-         200,000      221,784

Wake County, Ind. Facilities Pollution
 Control, Carolina Power and Light,
 6.900%, due 2009                         A2/A       1,000,000    1,043,260


                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT        VALUE
                                        -----------------------------------
MUNICIPAL BONDS (CONTINUED)
NORTH DAKOTA
Mercer County, ND, PCR Basin, Electric
 Power Co-op, Series 84 C, 7.700%, due
 2019                                     A2/A-      $1,695,000   $1,773,445


Mercer County, ND, PCR Basin, Electric
 Power Co-op, Series A, 7.700%, due 2019  A2/A-         725,000      758,517

North Dakota Housing, Single Family
 Mortgage, 1992 Series A, 6.750%, due
 2012                                     Aa/A+       1,710,000    1,772,552



OREGON
Oregon Sewer System Revenue Bonds,
 Series A, 6.050%, due 2009               A1/A+         500,000      516,515


PENNSYLVANIA
Erie County, PA, Industrial Development
 Auth., Pollution Control Rev. Ref.
 Bonds, Series 1991, 7.150%, due 2013     A3/A-         400,000      424,260


Philadelphia Municipal Authority Lease,
 Series C, 4.300%, due 1999               Aaa/AAA     2,175,000    2,151,858


RHODE ISLAND
Rhode Island Depositors, Economic
 Protection Corp. Bonds, 6.625%, due
 2019                                     Aaa/AAA     1,675,000    1,886,017



SOUTH DAKOTA
South Dakota Housing Development,
 Multi-Family Housing Rev. Bonds,
 6.700%, due 2020                         A1/A+       1,400,000    1,420,048


South Dakota State Building Authority
 Co-op, Series A, 7.500%, due 2016        A1/A+         950,000      996,379

                           State Bond Tax Exempt Fund

                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT        VALUE
                                        ------------------------------------
MUNICIPAL BONDS (CONTINUED)
TEXAS
Houston, Texas, Water & Sewer Rev. Ref.
 Bonds, 6.400%, due 2009                  A/A        $1,545,000   $1,637,916

Texas Water Development Board Rev.,
 State Revolving Fund Bonds, 6.400%,
 due 2007                                 Aa/AAA      1,000,000    1,064,870


Texas State Public Property Finance
 Corp., 5.100%, due 2003                  Aaa/AAA       890,000      881,153

Texas Utility System Revenue Bonds,
 6.875%, due 2020                         Aaa/AAA     1,000,000    1,071,950


UTAH
Utah State Municipal Finance Co-op,
 Government Revenue Bonds, 6.400%, due
 2009                                     A/A         1,000,000    1,008,970



VIRGINIA
Virginia Housing Authority, Residential
 Mortgage Rev. Bonds, Series B, 7.550%,
 due 2012                                 Aa/A+       1,000,000    1,022,660


Virginia  Housing Development
 Authority, Series C, 1992, 6.500%, due
 2007                                     Aa/AA         500,000      520,300



WASHINGTON
Washington State Municipal Finance
 Co-op, Government Revenue Bonds,
 5.600%, due 2007                         Aa/AA      1,500,000     1,457,910


Washington School District #320,
 General Obligation Bonds, 6.700%, due
 2007                                     Aaa/AAA    1,000,000     1,081,130



                                        MOODY'S/S&P  PRINCIPAL
                                          RATING      AMOUNT        VALUE
                                        ---------------------------------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN
Wisconsin Housing and Economic
 Development Authority, Series A,
 7.100%, due 2023                          Aa/A+     $  985,000   $ 1,031,876


Wisconsin Housing and Economic
 Development Authority, Home Ownership
 Single Family Mtg. Rev. Bonds, 9.125%,
 due 2011                                  Aa/AA-        20,000        20,823



Wisconsin Housing and Economic
 Development Authority, Series C,
 5.200%, due 2004                          A1/A       2,000,000     1,947,940



WYOMING
Sweetwater County, WY, PCR for Idaho
 Power, 7.625%, due 2013                   A3/A-      2,150,000     2,252,641
                                                                   ----------


TOTAL MUNICIPAL BONDS
 (Cost $75,251,298)                                                78,511,381

                          State Bond Tax Exempt Fund

                                         PRINCIPAL
                                          AMOUNT       VALUE
                                         --------  -----------
SHORT-TERM SECURITIES (2.1%)

Ford Motor Credit Corp., 5.930%, due
 07/03/95                                $500,000  $   499,423
Ford Motor Credit Corp., 5.920%, due
 07/05/95                                 275,000      274,683
Sears Roebuck Acceptance Corp., 6.000%,
 due 07/07/95                             950,000      948,892
                                                   -----------
TOTAL SHORT-TERM SECURITIES
 (Cost $1,722,998)                                   1,722,998
                                                   -----------
TOTAL INVESTMENTS (100.0%)
 (Cost $76,974,296*)                               $80,234,379
                                                   ===========

* Also represents cost for federal income tax purposes.

Ratings were provided by Moody's Investors Service, Inc. and Standard and Poor's Corporation and are not covered by the report of Ernst & Young LLP.

See accompanying notes.

                           State Bond Tax Exempt Fund

                      Statement of Assets and Liabilities

                                 June 30, 1995

ASSETS
Investment in securities, at value
 (cost $76,974,296)
 (Note 1)--See accompanying schedule       $80,234,379
Cash                                            22,297
Receivable for capital shares sold              11,730
Interest receivable                          1,514,557
Prepaid expenses                                 2,460
                                           -----------
TOTAL ASSETS                                81,785,423

LIABILITIES
Dividends payable                               62,890
Payable to affiliates                           56,187
Accrued expenses                                23,975
                                           -----------
TOTAL LIABILITIES                              143,052
                                           -----------

NET ASSETS                                 $81,642,371
                                           ===========

Net Assets consist of:
 Paid-in capital                           $78,343,568
 Undistributed net realized gain on
  investments                                   38,720
 Net unrealized appreciation on
  investment securities                      3,260,083
                                           -----------

NET ASSETS, for 7,578,854 shares
 outstanding                               $81,642,371
                                           ===========
NET ASSET VALUE and redemption price
 per share                                 $     10.77
                                           ===========

Maximum offering price per share
 (includes maximum sales charge of
 4.5%--reduced on purchases of $50,000 or
 more)                                     $     11.28
                                           ===========

See accompanying notes.

                           State Bond Tax Exempt Fund

                            Statement of Operations

                            Year Ended June 30, 1995

INVESTMENT INCOME
 Interest                                  $5,209,032

EXPENSES (NOTE 2)
 Investment advisory and management fees      405,455
 12b-1 plan fees                              201,900
 Accounting and pricing service fees           35,300
 Transfer agent fees                           31,100
 Shareholders' reports                         18,600
 Custodian fees                                15,000
 Professional fees                             15,600
 Directors' fees and expenses                   5,000
 Other expenses                                23,400
                                           ----------
  Total expenses                              751,355
                                           ----------
Net investment income                       4,457,677

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (NOTE 1)
 Net realized gain on investments              38,720
 Change in unrealized appreciation on
  investment securities                     1,466,299
                                           ----------
Net realized and unrealized gain on
 investments                                1,505,019
                                           ----------

Net increase in net assets resulting
 from operations                           $5,962,696
                                           ==========

See accompanying notes.

                           State Bond Tax Exempt Fund

                      Statements of Changes in Net Assets

                                              YEAR ENDED JUNE 30,
                                              1995           1994
                                           --------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                     $ 4,457,677    $ 4,386,528
 Net realized gain on investments               38,720        299,486
 Net unrealized appreciation
  (depreciation)                             1,466,299     (3,455,276)
                                           --------------------------
  Net increase in net assets resulting
   from operations                           5,962,696      1,230,738


Distributions to shareholders from:
 Net investment income                      (4,457,677)    (4,386,528)
 Net realized gain                                  --       (716,070)
                                           --------------------------

  Total distributions to shareholders       (4,457,677)    (5,102,598)

Capital share transactions:
 Proceeds from sales of shares               4,250,461      5,968,218
 Proceeds from reinvested dividends          3,066,110      3,701,210
 Cost of shares redeemed                    (8,328,499)    (4,703,122)
                                           --------------------------
  Net increase (decrease) in net assets
   resulting from share transactions        (1,011,928)     4,966,306
                                           --------------------------

Total increase in net assets                   493,091      1,094,446

NET ASSETS
Beginning of year                           81,149,280     80,054,834
                                           --------------------------

End of year                                $81,642,371    $81,149,280
                                           ==========================

OTHER INFORMATION
Shares:
 Sold                                          404,927        542,800
 Issued through reinvestment of
  dividends                                    291,063        336,654
 Redeemed                                     (788,793)      (428,059)
                                           --------------------------
  Net increase (decrease)                      (92,803)       451,395
                                           ==========================

See accompanying notes.

                          State Bond Tax Exempt Fund

                             Financial Highlights

                                                           YEAR ENDED JUNE 30,
                                           ---------------------------------------------------
                                             1995      1994       1993       1992       1991
                                           ---------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of year         $ 10.58    $ 11.09    $ 10.86    $ 10.52    $ 10.39
Income from investment operations:
 Net investment income                         .58        .59        .63        .68        .71
 Net realized and unrealized gain
  (loss) on investments                        .19       (.41)       .34        .36        .13
                                           ---------------------------------------------------
 Total from investment operations              .77        .18        .97       1.04        .84
Less distributions:
 From net investment income                   (.58)      (.59)      (.63)      (.68)      (.71)
 From net realized gain                         --       (.10)      (.11)      (.02)        --
                                           ---------------------------------------------------
  Total distributions                         (.58)      (.69)      (.74)      (.70)      (.71)
                                           ---------------------------------------------------
Net asset value, end of year               $ 10.77    $ 10.58    $ 11.09    $ 10.86    $ 10.52
                                           ===================================================

TOTAL RETURN*                                 7.53%      1.55%      9.30%     10.18%      8.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)     $81,642    $81,149    $80,055    $70,565    $60,841
Ratio of expenses to average net assets        .93%       .94%       .93%       .87%       .73%
Ratio of net investment income to
 average net assets                           5.52%      5.37%      5.75%      6.33%      6.81%
Portfolio turnover rate                         15%        17%        21%        16%         8%

* Total returns do not consider the effects of the one time sales charge.

                          State Bond Tax Exempt Fund

                         Notes to Financial Statements

                                 June 30, 1995



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Tax Exempt Fund (the "Fund") is the only investment portfolio of State Bond Municipal Funds, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital, with consideration given to the opportunity for capital gains by investing in tax-exempt securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

                          State Bond Tax Exempt Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS IN SECURITIES

Investment securities are stated at aggregate market values. Market valuations are furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at quoted bid prices. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair value as determined by the pricing service. Securities which have remaining maturities of sixty days or less and short-term securities are valued at amortized cost which approximates market value. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

Security transactions are accounted for on trade date and interest income is recorded on the accrual basis. Realized gains or losses from investment transactions are determined on the basis of specific identification.

At June 30, 1995, unrealized appreciation of investments aggregated $3,664,924 and unrealized depreciation of investments aggregated $404,841 for tax purposes.

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income tax is required.

The Fund hereby designates $38,720 as capital gain dividends attributable to the year ended June 30, 1995 for the purpose of the dividend paid deduction on the Fund's federal income tax returns.

DISTRIBUTIONS TO SHAREHOLDERS

Exempt interest dividends from net investment income are declared daily and distributed monthly. Distributions from taxable net realized investment gains, if any, will be declared at least once a year. Dividends and distributions are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .5% on the average daily net assets of the Fund. In addition, the Fund pays .25% of the average daily net assets to SBM Financial Services under a Rule 12b-1 plan of share distribution. The investment adviser has voluntarily undertaken to reimburse the Fund for any expenses in excess of 1% of the average daily net assets despite the fact that higher expenses may be permitted by state law. No such reimbursement was required for the fiscal year ended June 30, 1995.

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $138,549 for the fiscal year ended June 30, 1995. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares as shown in the accompanying statements of changes in net assets. Fees paid to SBM for accounting services for the fiscal year ended June 30, 1995 were $24,750.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and proceeds from sales of securities, excluding short-term investments, during the fiscal year ended June 30, 1995 amounted to $11,481,659 and $13,263,859, respectively.

4. CAPITAL SHARES

At June 30, 1995, the Fund had authority to issue ten billion shares of common stock, each with a par value of $.00001.

                         Report of Independent Auditors

Board of Directors and Shareholders
   State Bond Tax Exempt Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond Tax Exempt Fund (the "Fund") as of June 30, 1995 and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1994 and financial highlights for the four years ended June 30, 1994 of the State Bond Tax Exempt Fund were audited by other auditors whose report dated July 29, 1994 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995, by correspondence with the custodian. As to uncompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Tax Exempt Fund at June 30, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


                                                   /s/  Ernst & Young LLP
                                                   ----------------------
Kansas City, Missouri
August 4, 1995

                                   APPENDIX A

                  Description of Tax-Exempt Securities Ratings

                                Tax-Exempt Bonds
                                ----------------

Moody's Investors Service, Inc.

          Aaa: Tax-exempt bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Tax-exempt bonds which are rated Aa are judged to be a high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Tax-exempt bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Tax-exempt bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Tax-exempt bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Tax-exempt bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          NOTE: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa through B in its bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group
-------------------------------

     AAA: Tax-exempt bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates, and hence provide the maximum safety on all counts.

     AA: Tax-exempt bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A: Tax-exempt bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

     BBB: Tax-exempt bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB or B: Tax-exempt bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     NOTE: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                               Tax-Exempt Notes
                               ----------------

Moody's
-------

     Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of primary importance in long-term borrowing risk are of lesser importance in the short run. Symbols used are as follows:

     MIG-1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

     MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor's
-----------------

     Until June 29, 1984, Standard & Poor's used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

                               Commercial Paper
                               ----------------

Moody's
-------

     Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated Issuers:

     P-1 (Prime-1): Superior capacity for repayment.

     P-2 (Prime-2): Strong capacity for repayment.

Standard & Poor's
-----------------

     S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues with the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

     A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.